UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule Sec.240.14a-12

PolarityTE, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PolarityTE, Inc.

1960 S. 4250 West

Salt Lake City, UT 84104

(385) 237-2279

Dear Stockholder,

You are cordially invited to attend the 2018 Annual Meeting (the “Annual Meeting”) of stockholders of PolarityTE, Inc. to be held at 2:00 p.m., MDT on Thursday, September 20, 2018, at the law offices of Parsons Behle & Latimer, 201 South Main Street, Suite 1800, Salt Lake City, Utah 84111. The attached notice of Annual Meeting and proxy statement describe the matters to be presented at the Annual Meeting and provide information about us that you should consider when you vote your shares.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.

Sincerely,

Dr. Denver Lough
Chief Executive Officer, Chairman

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY PROMPTLY.

PolarityTE, Inc.

1960 S. 4250 West

Salt Lake City, UT 84104

(385) 237-2279

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held September 20, 2018

To the Stockholders of PolarityTE, Inc.:

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of PolarityTE, Inc., a Delaware corporation (the “Company”), will be held at 2:00 p.m., MDT on Thursday, September 20, 2018, or such later date or dates as such Annual Meeting date may be adjourned, at the law offices of Parsons Behle & Latimer, 201 South Main Street, Suite 1800, Salt Lake City, Utah 84111, for the following purposes:

1.	Elect as Class I directors the nominees named in the proxy statement;
2.	Approve, by a non-binding advisory vote, the compensation of our named executive officers;
3.	Approve the Company’s 2019 Employee Stock Purchase Plan
4.	Approve the Company’s 2019 Equity Incentive Plan;
5.	Ratify the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2018; and
6.	Transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on August 9, 2018 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Each of the items of business listed above is more fully described in the proxy statement that accompanies this notice. In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned to permit further solicitation of proxies.

The Board of Directors of PolarityTE, Inc., recommends that you vote: “FOR” the election of the Class I director nominees as directors of PolarityTE, Inc.; “FOR” the proposal to approve, by a non-binding advisory vote, the compensation of our named executive officers; “FOR” the proposal to approve the Company’s 2019 Employee Stock Purchase Plan; “FOR” the proposal to approve the Company’s 2019 Equity Incentive Plan; and, “FOR” the proposal to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm;.

By Order of the Board of Directors of PolarityTE, Inc.,

/s/ Dr. Denver Lough
Chief Executive Officer, Chairman

Your vote at the Annual Meeting is important. For information on how to vote your shares, please see the instruction from your broker or other fiduciary, as applicable, as well as “About the Meeting - Questions and Answers” in the proxy statement that accompanies this notice. We urge you to review the accompanying materials carefully and to vote as promptly as possible, even if you plan to attend the Annual Meeting. If you have questions about voting your shares, please contact our Corporate Secretary at PolarityTE, Inc., at 1960 S. 4250 West, Salt Lake City, Utah 84104, telephone number (385) 237-2279. If you decide to change your vote, you may revoke your proxy at any time before it is voted in the manner described in the proxy statement that accompanies this notice.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 20, 2018 AT 2:00 P.M. MDT.
The Notice of Annual Meeting of Stockholders, our Proxy Statement and our 2017 Annual Report to Stockholders are available at:
https://www.equitystock.com/shareholders/proxy-voting/polarityte

POLARITYTE, INC.

1960 S. 4250 West

Salt Lake City, UT 84104

(385) 237-2279

PROXY STATEMENT

Annual Meeting of Stockholders to be Held on September 20, 2018

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PolarityTE, Inc. (the “Company”, “our”, “us” or “we”) for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, September 20, 2018, at 2:00 p.m. MDT at the law offices of Parsons Behle & Latimer, 201 South Main Street, Suite 1800, Salt Lake City, Utah 84111, and any adjournments or postponements thereof (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon:

1. The election of two Class I directors, nominated by the Board of Directors (the “Board” or “Board of Directors”), for a three-year term, such term to continue until the annual meeting of stockholders in 2021 and until such Director’s successor is duly elected and qualified or until his earlier resignation or removal;

2. Approval, by a non-binding advisory vote, of the compensation of our named executive officers;

3. Approval of the Company’s 2019 Employee Stock Purchase Plan;

4. Approval of the Company’s 2019 Equity Incentive Plan;

5. The ratification of the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2018; and

6. The transaction of such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The Notice of Annual Meeting of Stockholders, this Proxy Statement, the proxy card, and our 2017 Annual Report to Stockholders are first being mailed to stockholders of record on or about August 17, 2018, in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on August 9, 2018 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Thursday, September 20, 2018: The Notice of Annual Meeting of Stockholders, Proxy Statement, and 2017 Annual Report to Stockholders are available at:

https://www.equitystock.com/shareholders/proxy-voting/polarityte

1

ABOUT THE MEETING – QUESTIONS AND ANSWERS

Why Did You Send Me This Proxy Statement?

We sent you this proxy statement in connection with the solicitation by the Board of Directors of the Company of proxies, in the accompanying form, to be used at the Annual Meeting to be held at 2:00 p.m., MDT on Thursday, September 20, 2018, at the law offices of Parsons Behle & Latimer, 201 South Main Street, Suite 1800, Salt Lake City, Utah 84111, and any adjournments thereof. This proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

How Many Votes Do I Have and Who Can Vote?

Each holder of Common Stock is entitled to one vote per share of Common Stock. As of the Record Date, there were 21,315,370 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, and there were approximately 110 stockholders of record. From September 9, 2018, through September 19, 2018, you may inspect a list of stockholders eligible to vote. The list of stockholders will be made available at our offices during normal business hours. If you would like to inspect the list, please contact our Corporate Secretary at PolarityTE, Inc., at 1960 S. 4250 West, Salt Lake City, Utah 84104, telephone number (385) 237-2279, to arrange a visit to our offices. In addition, the list of stockholders will be available for viewing by stockholders at the Annual Meeting.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or against each nominee for director, and whether you desire to vote your shares for or against or abstain from voting with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Equity Stock Transfer, or you have stock certificates, you may vote:

●	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card, but do not specify how you want your shares voted, they will be voted as recommended by the Board.

●	By Internet. You can use the Internet to vote up until 7:00 p.m., EDT, on September 19, 2018, by going to www.proxyvote.equitystock.com, and following the instructions on your proxy card and the website.

●	By Fax: Mark, sign and date the proxy card and return it by fax to (646) 201-9006, Attn: Shareholder Services. If you sign the proxy card, but do not specify how you want your shares voted, they will be voted as recommended by the Board.

●	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

●	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

●	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares by mail.

●	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to attend the Annual Meeting unless you have a proxy card from your broker.

2

How Does the Board Recommend That I Vote on the Proposals?

The Board recommends that you vote as follows:

●	FOR the election of the Board nominees as Class I directors;

●	FOR approval, by a non-binding advisory vote, of the compensation of our named executive officers as set forth in this proxy statement;

●	FOR approval of the Company’s 2019 Employee Stock Purchase Plan; and

●	FOR approval of the Company’s 2019 Equity Incentive Plan; and

●	FOR ratification of the selection of EisnerAmper LLP as our independent public accountant for our fiscal year ending October 31, 2018.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	signing a new proxy card and submitting it as instructed above;

●	if your shares are held in street name, re-voting by Internet or by telephone as instructed above — only your latest Internet or telephone vote will be counted;

●	if your shares are registered in your name, notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

●	attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all your shares are voted.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?” If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Under NYSE interpretations, Proposal 1 (election of Class I directors), Proposal 2 (advisory vote to approve executive compensation), Proposal 3 (approval of the Company’s 2019 Employee Stock Purchase Plan), and Proposal 4 (approval of the Company’s 2019 Equity Incentive Purchase Plan) are considered non-routine matters, and Proposal 5 (the ratification of our independent public accountant) is considered a routine matter.

3

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 5 (the ratification of our independent public accountant), but does not have authority to vote your unvoted shares on any of the other proposals submitted to stockholders for a vote at the Annual Meeting. We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Class I Directors. The nominees for Class I director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approval, by a non-binding advisory vote, of the compensation of our named executive officers. The advisory vote to approve the compensation of our executive officers will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will not be counted as votes either for nor against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Approval of the Company’s 2019 Employee Stock Purchase Plan. The affirmative vote of a majority of the votes cast for this proposal is required to approve the Company’s 2019 Employee Stock Purchase Plan. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Approval of the Company’s 2019 Equity Incentive Plan. The affirmative vote of a majority of the votes cast for this proposal is required to approve the Company’s 2019 Equity Incentive Plan. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 5: Ratification of the Appointment of EisnerAmper LLP as Our Independent Public Accountant. The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our Stockholders to appoint the Company’s independent accountant, and approval of this proposal does not limit the ability of the Audit Committee of the Board to replace our independent public accounting firm at any time. If our Stockholders do not ratify the appointment of EisnerAmper LLP as the Company’s independent public accountant for the fiscal year ending October 31, 2018, the Audit Committee of the Board may reconsider its appointment.

4

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Who is paying for this proxy solicitation?

The Company is paying all costs of soliciting proxies for the Annual Meeting. In addition to mailed proxy materials, our directors, officers and employees may solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for next year’s annual meeting?

At our annual meeting each year, our Board of Directors submits to stockholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the stockholders for action at the annual meeting.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, stockholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2019 annual meeting of stockholders by submitting their proposals to the Company in a timely manner. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission (the “SEC”). To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by December 30, 2018, to our Corporate Secretary, PolarityTE, Inc., 1960 S. 4250 West, Salt Lake City, Utah 84104, telephone number (385) 237-2279.

What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

Members of the Board of Directors and executive officers of the Company do not have any interest in any proposal that is not shared by all other stockholders of the Company except for Proposal 1 (nominees to our Board of Directors will be elected), Proposal 2 (members of our Board of Directors and our executive officers will receive the approved compensation), Proposal 3 (our executive officers may be eligible to participate in the 2019 Employee Stock Purchase Plan), and Proposal 4 (our executive officers and directors are eligible to participate in the 2019 Equity Incentive Plan).

Householding of Annual Disclosure Documents

The SEC adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements, and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	stockholders whose shares are registered in their own name should contact our transfer agent, Equity Stock Transfer, and inform them of their request by calling them at 212-575-5757 or writing them at 237 W. 37th Street, Suite 601, New York, New York 10018; and

●	stockholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, stockholders should be sure to include their name, the name of their brokerage firm and their account number.

5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of August 9, 2018 by (i) each person known to the Company to be the beneficial owner of more than 5% of the Company’s Common Stock, (ii) each of the Company’s current directors and nominees for director, (iii) each individual named in the Executive Compensation table, below, and (iv) all directors and executive officers of the Company on August 9, 2018 as a group. The number of shares of common stock beneficially owned by each person is determined under rules promulgated by the SEC. Under such rules, beneficial ownership includes any shares as to which the person has sole or shared voting power or investment power, and also includes any shares that the person has the right to acquire within 60 days of the date as of which the beneficial ownership determination is made. Applicable percentages are based upon 21,315,370 voting shares issued and outstanding as of August 9, 2018 and treating any shares that the holder has the right to acquire within 60 days as outstanding for purposes of computing their percent ownership. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned, subject to community property laws where applicable, and addresses are c/o PolarityTE, Inc., 1960 S. 4250 West, Salt Lake City, Utah 84104.

	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock
Executive Officers and Directors (1):

Denver Lough	8,133,333	36.3%
Edward Swanson	818,725	3.7%
John Stetson	569,813	2.7%
Cameron Hoyler	171,250	*
Steve Gorlin	96,665	*
Jon Mogford	96,665	*
Jeff Dyer	142,855	*
Willie C. Bogan	-0-	0%
Peter A. Cohen	50,000	*
Rainer Erdtmann (2)	152,513	*
David Seaburg	10,000	*
Executive Officers and Directors as a Group (11 persons)	10,241,819	43.3%

Greater that 5% Holders:

Barry Honig (3) 555 S. Federal Hwy, #450, Boca Raton, FL 33432	1,927,388	9.0%

Michael Brauser (4) 4400 Biscayne Blvd., Suite 850, Miami, FL 33137	1,431,638	6.7%

* Less than 1%

(1) Includes the following number of shares of options that were exercisable and/or restricted share awards expected to vest within 60 days of August 9, 2018: Dr. Lough, 1,083,333; Dr. Swanson 817,166; Mr. Stetson, 130,000; Mr. Hoyler, 81,250; Mr. Gorlin, 41,665, Dr. Mogford, 41,665; Mr. Dyer, 116,333; and Mr. Erdtmann 8,333.

(2) Includes 94,180 shares owned by Point Sur Investors Fund I. Mr. Erdtmann is Managing Director and General Partner of Point Sur Investors LLC, the general partner of Point Sur Investors Fund I, and as a result may be deemed to have shared voting and investment control over the shares held by Point Sur Investors Fund I.

(3) Mr. Honig is also named in the Executive Compensation table, below. The stock information for Mr. Honig is based on information contained in an amendment to Schedule 13G filed with the Securities and Exchange Commission on July 23, 2018, reflecting the stockholder’s beneficial ownership as of July 23, 2018.

(4) Based on information contained in an amendment to Schedule 13G filed with the Securities and Exchange Commission on June 28, 2018, reflecting the stockholder’s beneficial ownership as of June 27, 2018.

6

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Our Board currently consists of eight members: Denver Lough, Steve Gorlin, Jeff Dyer, Jon Mogford, Willie C. Bogan, Peter A. Cohen, Rainer Erdtmann, and David Seaburg. The Board is divided into three classifications: Class I directors, whose term expires at this Annual Meeting (Mr. Dyer and Dr. Mogford), Class II Directors, whose term expires at the 2019 Annual Meeting of Stockholders (Messrs. Gorlin, Bogan and Seaburg), and Class III Directors, whose term expires at the 2020 Annual Meeting of Stockholders (Dr. Lough, Mr. Cohen, and Mr. Erdtmann). The recommended slate of two directors to be elected at this Annual Meeting to serve as Class I directors consists of Mr. Dyer and Dr. Mogford. The Nominating and Corporate Governance Committee and Board have unanimously approved the nomination of Mr. Dyer and Dr. Mogford as Class I directors. If elected, Mr. Dyer and Dr. Mogford will serve until the 2021 Annual Meeting of Stockholders and until a successor is named and qualified, or until his earlier resignation or removal.

Unless otherwise indicated by the stockholder, the accompanying proxy will be voted for the election of the two persons nominated for election. Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee. Our nominees for Class I Directors are:

Name of Nominee	Age	Positions with the Company	Director Since
Jeff Dyer	59	Class I Director	2017
Jon Mogford	50	Class I Director	2017

Jeff Dyer was appointed to our Board of Directors on March 2, 2017. Mr. Dyer has served as the Horace Beesley Professor of Strategy at Brigham Young University since September 1999. From August 1993 until September 1999 he served as an Assistant Professor at Wharton School, University of Pennsylvania, and from July 1984 until September 1988 he served as Management Consultant and Manager of Bain & Company. Mr. Dyer received his Bachelor of Science degree in psychology and MBA from Brigham Young University and his PhD in management from University of California, Los Angeles. Mr. Dyer is qualified to serve as a member of the Company’s Board because of his extensive business and management expertise and knowledge of capital markets.

Dr. Jon Mogford was appointed to our Board of Directors on February 8, 2017. Dr. Mogford has served in various capacities for the Texas A&M University System (“Texas A&M”). Since May 2013, Dr. Mogford has served as the Vice Chancellor for Research, from August 2012 until April 2013 he served as the Chief Research Officer and from November 2011 until August 2012 he served as Associate Vice Chancellor for Strategic Initiatives at Texas A&M. Prior to joining Texas A&M in 2011, from February 2010 until October 2011, Dr. Mogford served as Deputy Director of the Defense Sciences Office (DSO) of the Defense Advanced Research Projects Agency (DARPA) in the U.S. Department of Defense. From July 2005 until January 2009, Dr. Mogford served as Program Manager of DSO of DARPA. In addition, since November 2016, Dr. Mogford has served as a member of the board of directors of Medovex Corp. Dr. Mogford is the recipient of the Secretary of Defense Medal for Outstanding Public Service. Dr. Mogford obtained his bachelor’s degree in Zoology from Texas A&M University and doctorate in Medical Physiology from the Texas A&M University Health Science Center, College Station, Texas. His research in vascular physiology continued at the University of Chicago as a Postdoctoral fellow from 1997 until 1998. Dr. Mogford transitioned his research focus to the field of wound healing at Northwestern University, both as a Research Associate and also as a Research Assistant Professor from 1998 until 2003. He then served as a Life Sciences Consultant to DARPA on the Revolutionizing Prosthetics program from December 2003 until June 2005. Dr. Mogford is qualified to serve as a member of the Company’s Board because of his experience and research in regenerative medicine.

Vote Required

The nominees for Class I director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

7

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE AS CLASS I DDIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Information about the Board of Directors and Committees

Independence of Directors

Our Board is currently comprised of eight members. The Board has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, the Board has determined that Jeff Dyer, Steve Gorlin, Dr. Jon Mogford, Willie C. Bogan, Peter A. Cohen, and Rainer Erdtmann are “independent directors” as defined by the rules of The NASDAQ Stock Market.

Board Leadership Structure

The Board believes that the Company’s stockholders are best served if the Board retains the flexibility to adapt its leadership structure to applicable facts and circumstances, which necessarily change over time. Accordingly, the Board may combine or separate the roles of the CEO and chairman, as it deems advisable and in the best interests of the Company and its stockholders.

The independent directors have concluded that the most effective leadership structure for the Company at the present time is for Dr. Lough to serve as both our CEO and Chairman. The Board made this determination in light of Dr. Lough’s experience with the Company, which allows him to bring to the Board a broad and uniquely well-informed perspective on the Company’s product development and launch, as well as insight into the trends and opportunities that can affect the Company’s future. In adopting the structure, the Board also concluded that the independent membership of the Board and its standing committees ensures effective communication between the directors and members of management, and that the overall leadership structure is effective in providing the Board with a well-informed and current view of the Company’s products and opportunities that enhances its ability to address strategic considerations, as well as focus on the opportunities and risks that are of greatest importance to the Company and its stockholders. The Board believes this structure has served the Company well.

The Board has the flexibility to modify or continue the leadership structure, as it deems appropriate. As part of its ongoing evaluation of the most effective leadership structure for the Company, the independent directors decided to appoint a lead director. The independent directors believe that having a lead director enhances the Board’s independent oversight of management by further providing for strong independent leadership; independent discussion among directors; and independent evaluation of, and communication with, senior management of the Company. Dr. Mogford currently serves as lead director and has since 2017. The independent directors unanimously approved Dr. Mogford to be lead director based on his experience and knowledge of governance practices, strategic considerations, and the Company’s business.

Specific duties of the lead director include:

●	presiding at meetings of the independent directors;

●	serving as a liaison between the chairman and the independent directors;

●	consulting on meeting agendas;

●	working with management to assure that meeting materials are fulfilling the needs of directors;

●	consulting on the meeting calendar and schedules to assure there is sufficient time to discuss all agenda items;

●	calling meetings of the independent directors, including at the request of such directors;

●	presiding at Board meetings when the chairman is not present;

●	working with the independent directors to respond to stockholder inquiries involving the Board; and

●	performing such other duties as the Board may from time to time delegate.

8

Director Attendance at Board, Committee, and Other Meetings

Directors are expected to attend Board meetings and meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. The Board does not have a policy on director attendance at the Company’s annual meeting.

The non-management directors (who also constitute all the independent directors) meet in executive sessions in connection with regularly scheduled Board meetings and at such other times as the non-management directors deem appropriate.

In fiscal year 2017, the Board held four regular and special meetings, the non-management directors held four regular and special executive sessions, the Audit Committee held four regular and special meetings, the Compensation Committee held two regular and special meetings, and the Nominating and Corporate Governance Committee held two regular and special meetings. Each director attended 75% or more of the regular and special meetings of the Board and of the committees on which he or she served that were held during his or her term of office. Each of the non-management (and independent) directors attended 75% or more of the regular and special executive sessions that were held during his or her term of office.

Board Role in Risk Oversight

One of the Board of Director’s key functions is informed oversight of the Company’s risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various Board of Directors standing committees that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. The Audit Committee considers and discusses with management the Company’s major financial risk exposures and related monitoring and control of such exposures as well as compliance with legal and regulatory requirements. The Nominating & Governance Committee monitors the effectiveness of our corporate governance guidelines. The Compensation Committee assesses and monitors whether our compensation policies and programs have the potential to encourage excessive risk-taking. Any findings regarding material risk exposure to the Company are reported to and discussed with the Board of Directors.

Committees of the Board

Our Board has three standing committees: Audit, Compensation, and Nominating and Corporate Governance. Each of the committees is solely comprised of and chaired by independent directors, each of whom the Board has affirmatively determined is independent pursuant to the rules of The NASDAQ Stock Market. Each of the committees operates pursuant to its charter. Each of the committees annually reviews its committee charter. As appropriate, each committee may propose revisions to its charter, which are coordinated through the Nominating and Corporate Governance Committee and then submitted for consideration by the Board. The responsibilities of each committee are described in more detail below. The charters for the three committees are available on the Company’s website at http//www.polarityte.com/ by following the link to “Investor Relations” and then to “Corporate Governance.”

Audit Committee

The Audit Committee, among other things, is responsible for:

●	appointing, approving the compensation of, overseeing the work of, assessing the independence, qualifications, and performance of, and determining the retention of the independent auditors;

●	representing and assisting the Board in its oversight responsibilities regarding the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements, including the integrity of the financial statements;

●	reviewing the internal audit function, including its independence, plans, budget, and determining whether to retain or dismiss the Company’s principal internal auditor;

9

●	oversee the preparation of the report required by SEC rules for inclusion in the Company’s annual proxy statement;

●	approving, in advance, audit and any permissible non-audit services performed by our independent auditor;

●	reviewing the adequacy and effectiveness of our internal controls, including periodically receiving reports from the Company’s independent auditors, CEO, and CFO regarding the Company’s system of internal controls;

●	approving related person transactions; and

●	reviewing and discussing the Company’s practices with respect to risk assessment and risk management.

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the rule of the NASDAQ Stock Market. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Audit Committee consists of Jeff Dyer, Steve Gorlin, and Jon Mogford. The Board has determined that each member of the Audit Committee is financially literate, and Mr. Jeff Dyer meets the qualifications of an Audit Committee financial expert as defined in Item 407 of Regulation S-K.

Compensation Committee

The Compensation Committee is responsible for establishing and administering our executive compensation policies. The role of the Compensation Committee is to (i) formulate, evaluate and approve compensation of the Company’s directors, executive officers and key employees, (ii) oversee all compensation programs involving the use of the Company’s stock, and (iii) produce, if required under the securities laws, a report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of stockholders. The duties and responsibilities of the Compensation Committee, among other things, include:

●	assisting the Board to develop a proper system of long-term and short-term compensation that provides incentives to attract and retain management;

●	assisting the Board in discharging its responsibilities relating to compensation of the Company’s executive officers;

●	assisting the Board in evaluating whether compensations plans are appropriate and competitive and, as appropriate, properly reflect the objectives and performance of management and the Company;

●	reviewing and approving corporate goals and objectives relevant to CEO and executive officer compensation, and evaluating the CEO’s and executive officers’ performance in light of the established goals and objectives;

●	reviewing and making periodic recommendations to the Board as to the Company’s incentive compensation and equity-based plans;

●	reviewing and recommending employment agreements and severance arrangements for executive officers, including change-in-control provisions, plans or agreements;

●	reviewing and approving or recommending to the Board, as applicable, compensation and benefits policies, plans and programs and amendments thereto, and determining eligible employees and the type, amount, and timing of such compensation and benefits. and

●	reviewing and discussing with management the Company’s Compensation Discussion and Analysis section and related disclosures that SEC rules require be included in the Company’s annual report and proxy statement and overseeing the preparation of the compensation committee report required by SEC rules for inclusion in the Company’s annual report and proxy statement.

10

When appropriate, the Compensation Committee may, in carrying out its responsibilities, form and delegate authority to subcommittees. The Chief Executive Officer plays a role in determining the compensation of our other executive officers by evaluating the performance of those executive officers. The Chief Executive Officer’s evaluations are then reviewed by the Compensation Committee. This process leads to a recommendation for any changes in salary, bonus terms and equity awards, if any, based on performance, which recommendations are then reviewed and approved by the Compensation Committee.

The Compensation Committee has the authority, at the Company’s expense, to select, retain, terminate and set the fees and other terms of the Company’s relationship with any outside advisors who assist it in carrying out its responsibilities, including compensation consultants or independent legal counsel.

The Board has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. The Compensation Committee consists of Jeff Dyer, Steve Gorlin, and Jon Mogford. The Board has affirmatively determined that each member of the Compensation Committee meets the additional independence criteria applicable to compensation committee members under SEC rules and the rules of the NASDAQ Stock Market.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, among other things, is responsible for:

●	assisting the Board in determining the desired experience, mix of skills and other qualities to provide for appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board;

●	conducting candidate searches, interviewing prospective candidates and conducting programs to introduce candidates to the Company, its management and operations, and confirming the appropriate level of interest of such candidates;

●	advising the Board regarding the size and composition of the Board and its committees;

●	coordinating matters among committees of the Board;

●	overseeing the performance of the Board and its Committees;

●	conducting an annual review of the performance of the CEO in conjunction with the Compensation Committee;

●	proposing to the Board the slate of corporate officers of the Company and reviewing the succession plans for the executive officers;

●	recommending to the Board and monitoring matters with respect to governance of the Company;

●	overseeing the Company’s compliance program, including the Company’s codes of conduct and the Company’s policies and procedures for monitoring compliance; and

●	recommending ways to enhance services to and improve communications and relations with the Company’s stockholder.

The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Jeff Dyer, Steve Gorlin, and Jon Mogford.

11

Consideration of Director Nominees

We seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Nominating and Corporate Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria reflected in the Corporate Governance Principles. The Nominating and Corporate Governance Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management of the Company, or third parties.

Corporate Governance Matters

We are committed to maintaining strong corporate governance practices that benefit the long-term interests of our stockholders by providing for effective oversight and management of the Company. Our governance policies, including our Code of Conduct and Business Ethics, and Committee Charters can be found on our website at http://www.polarityte.com/ by following the link to “Investor Relations” and then to “Corporate Governance.”

The Nominating and Corporate Governance Committee regularly reviews our corporate governance policies, Code of Conduct, and Committee Charters to ensure that they take into account developments at the Company, changes in regulations and listing requirements, and the continuing evolution of best practices in the area of corporate governance. The Board conducts an annual self-evaluation to assess whether the directors, the committees, and the Board are functioning effectively.

Code of Conduct

Our Code of Conduct and Business Ethics (the “Code”), which was amended and restated as of August 11, 2017, applies to the Company’s employees, directors, officers, contractors, consultants, and persons performing similar functions (“Covered Persons”). This includes our CEO and Chairman, our Chief Financial Officer (“CFO”), and our Chief Operating Officer (“COO”), among others. We require that they avoid conflicts of interest, comply with applicable laws, protect Company assets, and conduct business in an ethical and responsible manner and in accordance with the Code. The Code prohibits employees from taking unfair advantage of our business partners, competitors, and employees through manipulation, concealment, misuse of confidential or privileged information, misrepresentation of material facts, or any other practice of unfair dealing or improper use of information. The Code requires employees to comply with all applicable laws, rules, and regulations wherever in the world we conduct business. This includes applicable laws on privacy and data protection, anti-corruption and anti-bribery, and trade sanctions. Our Code was amended and restated in 2017 to better reflect our expanding operations and diverse employee base, enhance its clarity and general readability, and to make other stylistic changes to more closely align the Code with our overall brand. Our Code is publicly available and can be found on our website at http://www.polarityte.com/ by following the link to “Investor Relations” and then to “Corporate Governance.”

If we make substantive amendments to the Code, or grant any waiver, including any implicit waiver, from a provision of the Code to our CEO and Chairman, CFO, controller/treasurer, and any of our other officers, financial professionals, and persons performing similar functions, we will disclose the nature of such amendment or waiver on our website or in a report filed with the SEC on Form 8-K.

Communications with the Board of Directors

Stockholders and other parties may communicate directly with the Board of Directors or the relevant board member by addressing communications to:

PolarityTE, Inc.

c/o Corporate Secretary

1960 S. 4250 West

Salt Lake City, Utah 84104

12

All stockholder correspondence will be compiled by our corporate secretary and forwarded as appropriate.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers, and stockholders who own more than 10% of the Company’s stock to file forms with the SEC to report their ownership of the Company’s stock and any changes in ownership. The Company assists its directors and executives by identifying reportable transactions of which it is aware and preparing and filing the forms on their behalf. All persons required to file forms with the SEC must also send copies of the forms to the Company. We have reviewed all forms provided to us. Based on that review and on written information given to us by our executive officers and directors, we believe that all Section 16(a) filings during the past fiscal year were filed on a timely basis and that all directors, executive officers and 10% beneficial owners have fully complied with such requirements during the past fiscal year.

Executive Officers

The following persons are our executive officers and hold the offices set forth opposite their names.

Name	Position(s)
Denver Lough	Chief Executive Officer, Chief Scientific Officer, Chairman and Class III Director
Edward Swanson	Chief Operating Officer
Paul E. Mann	Chief Financial Officer
John Stetson	Chief Investment Officer
Cameron Hoyler	General Counsel

The following is a summary of the background of each of our executive officers.

Dr. Denver Lough, 36, was appointed our Chairman, Chief Executive Officer and Chief Scientific Officer on December 1, 2016 and has continued to serve in this capacity throughout 2018. Prior to this appointment served both clinical and research roles at multiple institutions. From 2012 until 2016 Dr. Lough was a Plastic & Reconstructive Surgery House Staff Officer at Johns Hopkins University School of Medicine, Department of Plastic & Reconstructive Surgery. Dr. Lough also founded PolarityTE, LLC, PolarityTE NV and Lough & Associates LLC which are engaged in the business of developing biomedical intellectual property and related fields. Dr. Lough has received numerous accolades and awards by national societies related to basic and translational science applications in tissue engineering, regenerative medicine, and immunology as well as within solid organ and reconstructive transplantation. We believe that Dr. Lough is qualified to serve as a member of our Board because of his experience in clinical medicine, surgery, research as well as the development and innovation of technologies related to regenerative medicine and related patent applications and intellectual property which the Company has reviewed for potential development. Dr. Lough holds an M.D. and PhD in Biochemistry, Molecular and Cell Biology from Georgetown University, which he earned in 2012.Dr. Lough has served within the Department of Surgery and Institute for Plastic Surgery Southern Illinois University School of Medicine and Translational Research Director at Laboratory for Regenerative Medicine and Applied Sciences. He has served within the Laboratories for Craniomaxillofacial Regenerative Medicine at the Johns Hopkins Hospital Department of Plastic and Reconstructive Surgery. In addition, Dr. Lough was a lead research associate in the Vascularized Composite Allotransplantation Laboratory at the Johns Hopkins Hospital Department of Plastic and Reconstructive Surgery and has been a research consultant to the Johns Hopkins Hendrix Burn Research Center. He has also served within the Brady Urological Institute at the Johns Hopkins School of Medicine. Dr. Lough was assembled as a member among other burn experts as a Taiwanese presidential disaster response team following the largest civilian burn disaster in 2015.

13

From 2012 until 2016 Dr. Lough was a Plastic & Reconstructive Surgery House Staff Officer at Johns Hopkins University School of Medicine, Department of Plastic & Reconstructive Surgery. Dr. Lough also founded PolarityTE, LLC, PolarityTE NV and Lough & Associates LLC which are engaged in the business of developing intellectual property related to regenerative medicine and related fields. Dr. Lough has received numerous accolades and awards by national societies related to basic and translational science applications in tissue engineering, regenerative medicine, and immunology as well as within solid organ and reconstructive transplantation. We believe that Dr. Lough is qualified to serve as a member of our Board because of his experience in clinical medicine and surgery as well as the development and innovation of technologies related to regenerative medicine and related patent applications and intellectual property which the Company has reviewed for potential development. Dr. Lough holds an M.D. and PhD in Biochemistry, Molecular and Cell Biology from Georgetown University, which he earned in 2012.

Dr. Edward Swanson, 33, was appointed as Chief Operating Officer and Director of the Company on December 1, 2016. Following completion of his undergraduate degree in Applied Sciences in Biomedical Sciences at the School of Engineering and Applied Sciences at the University of Pennsylvania, Dr. Swanson received his medical degree from Harvard Medical School, where he attended as a student from August 2008 to May 2012, graduating with honors for his thesis researching surgical outcomes within craniofacial and plastic surgery. From July 2012 until December 2016, Dr. Swanson was a Surgical Resident in Plastic & Reconstructive Surgery in the Department of Plastic and Reconstructive Surgery at The Johns Hopkins University School of Medicine. During his time at Johns Hopkins, he served in a leadership role within the residency, sitting on the Program Evaluation Committee from July 2015 to December 2016, and The Johns Hopkins Hospital House staff Patient Safety and Quality Council from July 2014 to June 2015. Dr. Swanson has extensive experience in basic and translational biomedical research, including as a research associate in Wound Healing in the Division of Plastic Surgery at the Brigham and Women’s Hospital and Harvard Medical School from May 2004 to August 2004, thesis student in Traumatic Brain Injury at the University of Pennsylvania from August 2006 to May 2007, research fellow in Pancreatic Cancer Cellular Biology at the Brigham and Women’s Hospital and Harvard Medical School from July 2007 to July 2008, research fellow in Nanomedicine at Harvard Medical School and MIT from May 2008 to August 2008, and research fellow in Vascularized Composite Allotransplantation at the Massachusetts General Hospital and Harvard Medical School during his final year of medical school. In addition, Dr. Swanson directed large animal translational research as a lead research associate in the Vascularized Composite Allotransplantation Laboratory in the Department of Plastic and Reconstructive Surgery at The Johns Hopkins University School of Medicine from July 2014 to June 2015, overseeing experimental projects funded by multimillion dollar grants. Furthermore, Dr. Swanson has demonstrated national and international leadership throughout the field of plastic and reconstructive surgery at a young age, with greater than 40 peer-reviewed publications, five book chapters, and 30 national/international conference presentations. We believe that Dr. Swanson is qualified to serve as a member of our Board because of his experience in technology related to regenerative medicine and related technologies and their clinical applications, which the Company has reviewed for potential development.

Paul E. Mann, age 42, served as the Healthcare Portfolio Manager for Highbridge Capital Management from August 2016 until he joined the Company as Chief Financial Officer in June 2018. From August 2013 to March 2016, Mr. Mann served as an analyst with Soros Fund Management. Prior to joining Soros Fund Management, Mr. Mann was an analyst and portfolio manager with Lodestone Natural Resources and UBS. Prior to moving to the buy-side, Mr. Mann spent 11 years as a sell-side analyst at Morgan Stanley and Deutsche Bank. He started his career as a research scientist at Proctor and Gamble and he has an MA (Cantab) and an MEng in Chemical Engineering from Cambridge University. Mr. Mann is a CFA charter holder.

John Stetson, 33, has served as our Chief Investment Officer since June 20, 2018. He served as our Chief Financial Officer, Executive Vice President and Secretary from September 2015 to June 2018, and served as a director form December 2016 through June 2018. Mr. Stetson has been the Managing Member of HS Contrarian Investments LLC, a private investment firm with a focus on early stage companies since 2010. In addition, Mr. Stetson served as Executive Vice President, Chief Financial Officer, and Director of Marathon Patent Group, Inc. (MARA), a NASDAQ listed patent monetization company from June 2012 to February 2015. Mr. Stetson was President & Co-Founder of Fidelity Property Group, Inc. from April 2010 to July 2014, a real estate development group focused on acquisition, rehabilitation, and short-term disposition of single family homes. Mr. Stetson received his BA in Economics from the University of Pennsylvania.

Cameron Hoyler, 34, was appointed General Counsel in April 2017. Prior to joining the Company, Mr. Hoyler was an attorney at King & Spalding LLP, where he practiced in the Life Sciences and Product Liability groups. Mr. Hoyler represented and counseled clients involved in disputes and transactions in a variety of settings, including product liability, employment, commercial, trademark, real estate, and insurance coverage. While at King & Spalding LLP, Mr. Hoyler devoted the vast majority of his practice to representing clients in the pharmaceutical and medical device industries, including Bristol-Myers Squibb Company, AstraZeneca Pharmaceuticals LP, and McKesson Corporation, in addition to working for clients in other highly-regulated industries, such as Chevron U.S.A. Inc. and Monsanto Company. He earned his Bachelor of Arts from the University of Pennsylvania, and his Juris Doctor from the University of San Francisco School of Law.

14

Key Personnel

The following persons are our key personnel and hold the offices set forth opposite their names.

Name	Position(s)
Stephen Milner	Chief Clinical Officer
Michael Neumeister	Chief Medical Officer
Jennifer Burdman	Chief Intellectual Property Officer and Deputy General Counsel

The following is a summary of the background of each of our key personnel

Dr. Stephen Milner, 68, was appointed Chief Clinical Officer in March 2017. Dr. Milner is a former director of the Johns Hopkins Burn Center and professor of Reconstructive Surgery, Pediatrics, and Public Health at Johns Hopkins. Dr. Milner has also served as director of the Michael D. Hendrix Burn Research Center, as adjunct professor at the Uniformed Services University of the Health Sciences and as Honorary Civilian Consultant Advisor to the British Army in Plastic Surgery and Burns. Dr. Milner is a graduate of Guy’s Hospital Medical and Dental Schools. He trained in general surgery in London and at the Massachusetts General Hospital. After service as lieutenant colonel in the Royal Army Medical Corps, where he served on active duty in Operation Desert Storm, he completed a plastic surgery residency through the University of Texas and the Shriner’s Burn Institute in Galveston, Texas. In 2010 he was awarded an Honorary Doctorate of Science from the University of Glamorgan, UK in recognition for his work in burns. Dr. Milner was awarded the Humanitarian Award from the James R. Jordan Foundation in 2012 and the Sushruta-Guha Lectureship and medal in Plastic Surgery and Wound Healing from the Royal College of Surgeons of Edinburgh in 2013.

Dr. Michael Neumeister, 56, was appointed Chief Medical Officer on December 15, 2016. Dr. Neumeister has been associated with the Southern Illinois University School of Medicine in various positions since 1997, to wit: Chairman of Department of Surgery (2012- present); Chairman of the Institute of Plastic Surgery (2006-present); Professor at the Institute of Plastic Surgery (2005-present); Elvin G. Zook Endowed Chair of the Institute of Plastic Surgery (2008-present); Director-Hand/Micro Surgery Fellowship Program at Institute of Plastic Surgery (2007-present); Chief, Microsurgery and Research at Institute of Plastic Surgery (1999-present); Director-Plastic Surgery Residency Program at Institute of Plastic Surgery (1998-2008); Associate Professor at Institute of Plastic Surgery (2000-2005); and Assistant Professor at Institute of Plastic Surgery (1997-2000). Dr. Neumeister began his residency at Dalhousie University in Halifax, Nova Scotia in general surgery and went on to complete his plastic surgery residency at the University of Manitoba. He continued his training as a microsurgery fellow at Harvard University’s Brigham & Women’s Hospital in Boston and completed a one-year hand and microsurgery fellowship at Southern Illinois University School of Medicine. Dr. Neumeister is board certified in plastic surgery by the Royal College of Surgeons of Canada and the American Board of Plastic Surgery. He has also received his Certificate in (SOTH) Surgery of The Hand. Dr. Neumeister has received awards for presentations given regionally, nationally and internationally, has over 150 book chapters and articles, and has multiple research interests in tissue engineering and regenerative medicine. Dr. Neumeister is the Editor in Chief of the official AAHS journal HAND. He is the past President of the American Society of Reconstructive Microsurgery, American Association for Hand Surgery, The Plastic Surgery Foundation (The Research Body of The American Society of Plastic Surgeons), Plastic Surgery Research Council, and the Midwest Association of Plastic Surgeons. Dr. Neumeister received his Doctor of Medicine from the University of Toronto in 1988 and his Bachelor of Science (Physiology/Pharmacology) from the University of Western Ontario in 1984.

Jennifer Burdman, 42, was appointed Chief Intellectual Property Officer and Deputy General Counsel in August 2017. Ms. Burdman was a partner at King & Spalding LLP before joining PolarityTE, specializing in intellectual property procurement, protection, and enforcement. An experienced trial lawyer, she has successfully represented clients at the trial and appellate levels in complex, high-stakes litigations in patent infringement, trade secret misappropriation, and contractual matters involving IP rights. Noteworthy wins include a jury verdict of patent infringement resulting in over $34 million in damages, a jury verdict of willful misappropriation of trade secrets with damages of over $900 million, and the successful defense of a university against a patent licensee seeking expanded rights relating to its sponsored research and license agreements. Ms. Burdman was named to Benchmark Litigation’s 2016 and 2017 Under 40 Hot Lists and was profiled as a “Law360 Rising Star” in 2016. Ms. Burdman graduated from Dartmouth College with an A.B. in biochemistry and molecular biology and received her J.D. from Fordham University School of Law and has been registered to practice before the United States Patent and Trademark Office since 1999.

15

Directors

Name	Age	Position
Denver Lough	36	Chairman, Chief Executive Officer, Chief Scientific Officer, Class III Director
Steve Gorlin	80	Class II Director
Jeff Dyer	59	Class I Director
Jon Mogford	50	Class I Director
Willie C. Bogan	69	Class II Director
Peter A. Cohen	71	Class III Director
Rainer Erdtmann	54	Class III Director
David Seaburg	47	Class II Director

The following is a summary of the background of each of our directors, except for:

●	Denver Laugh and Edward Swanson, which are presented above under the section “Executive Officers” and

●	Jeff Dyer and Jon Mogford, which are presented above under the caption “PROPOSAL NO. 1 ELECTION OF DIRECTORS.”

Steve Gorlin joined the Board in February 2017. Mr. Gorlin helped found several biotechnology and pharmaceutical companies over the past 40 years, including Hycor Biomedical, Inc. (acquired by Agilent), Theragenics Corporation (NYSE: TGX), CytRx Corporation (NASDAQ: CYTR), Medicis Pharmaceutical Corporation (acquired by Valeant), EntreMed, Inc. (NASDAQ: ENMD), MRI Interventions, DARA BioSciences, Inc. (NASDAQ: DARA), MiMedx Group, Inc. (NASDAQ: MDXG), and Medivation, Inc. (NASDAQ: MDVN). Since December 2014, Mr. Gorlin has served as a director of Catasys, Inc. and Co-Chairman of the board of directors of Medovex, Inc., and since May 2011 he has served on the board of directors of NTC China, Inc. In addition, since 2011, Mr. Gorlin has served as a member of the board of directors of DemeRX, Inc. (“DemeRX”) and from 2011 until 2012 he served as Chairman of the board of DemeRX. Since July 2015, he has also served as Vice Chairman of the board of NantKwest, Inc. and from July 2013 until May 2015 he served on various executive committees and the board of directors of Conkwest, Inc., a private company, which is now NantKwest, Inc. From November 2006 until June 2013, Mr. Gorlin served as a member of the board of directors of MiMedx Group, Inc. From 2010 until 2014 Mr. Gorlin served on the Business Advisory Council to the Johns Hopkins School of Medicine, from 2011 until 2013 he served on The Johns Hopkins BioMedical Engineering Advisory Board and from 2007 until 2011 he served on the Board of the Andrews Institute. He is presently a member of the Research Institute Advisory Committee (RIAC) of Massachusetts General Hospital. Mr. Gorlin founded a number of non-medical related companies, including Perma-Fix, Inc., Pretty Good Privacy, Inc. (sold to Network Associates), Judicial Correction Services, Inc. (sold to Correctional Healthcare) and NTC China, Inc. He started The Touch Foundation, a nonprofit organization for the blind and was a principal financial contributor to the founding of Camp Kudzu for diabetic children. Mr. Gorlin is qualified to serve as a member of the Company’s Board because of his experience in regenerative medicine and pharmaceutical drug and medical device research and development.

Willie C. Bogan joined the Board in April 2018. Mr. Bogan served as Associate General Counsel and Corporate Secretary of McKesson Corporation (“McKesson”), a San Francisco-based healthcare services and information technology company currently ranked 6th on the Fortune 500, from July 2009 until his retirement from McKesson in November 2015. He joined McKesson in November 2006 as Associate General Counsel and Assistant Secretary. Before joining McKesson, Mr. Bogan held senior advisory positions at the following public companies in the San Francisco Bay Area: Bank of America; Safeway; Charles Schwab; and Catellus Development Corporation, a real estate development company. Prior to becoming in-house counsel, he was a partner at Steinberg, Miller Bogan & Goldstein in Manhattan Beach, California. He started his law career as a law firm associate in Los Angeles, California. Mr. Bogan graduated Phi Beta Kappa and Summa Cum Laude from Dartmouth College where he majored in Spanish. He received an M.A. degree in Politics and Economics from Oxford University where he studied as a Rhodes Scholar. He earned his J.D. degree from Stanford Law School. Mr. Bogan is qualified to serve as a member of the Board because of his knowledge of the healthcare industry and his experience as an advisor to public companies and their boards of directors on securities law and corporate governance matters.

16

Peter A. Cohen joined the Board in June 2018. Mr. Cohen has served as Vice Chairman of the Board of Scientific Games Corporation since September 2004. Mr. Cohen was Chairman of Cowen Inc. (formerly known as Cowen Group, Inc.), a diversified financial services company, from 2009 through June 2018, and served as Chief Executive Officer from 2009 through December 2017. Mr. Cohen was a founding partner and principal of Ramius LLC, a private investment management firm formed in 1994 that was combined with Cowen in late 2009. Mr. Cohen served as a member of the board of directors of Chart Acquisition Corp. (which, because of a business combination, is now known as Tempus Applied Solutions Holdings, Inc.) from 2013 to 2015. From November 1992 to May 1994, Mr. Cohen was Vice Chairman of the Board and a director of Republic New York Corporation, as well as a member of its executive management committee. Mr. Cohen was Chairman and Chief Executive Officer of Shearson Lehman Brothers from 1983 to 1990. Mr. Cohen is currently a Trustee of Mount Sinai Medical Center and has served on its board for approximately thirty years. Mr. Cohen is qualified to serve as a member of the Board because of his knowledge of the capital markets and corporate finance, and his experience as a public company director.

Rainer Erdtmann joined the Board in August 2018. He has 26 years of experience in finance and investment banking. For the past two and a half years Mr. Erdtmann has been a portfolio manager and general partner of Point Sur Investors LLC, specializing in identifying innovative biotech companies. Prior to Point Sur Investors, from February 2009 until September 2015, Mr. Erdtmann was with Pharmacyclics, Inc., a Nasdaq-listed company. He began as Vice President, Finance & Administration, Corporate Secretary and acted as the Principal Financial and Accounting Officer. In that capacity he was responsible for accounting, SEC reporting, audits, and investor relations. He built and had operational responsibility for Finance, IT, HR, Legal, Facilities, and Events. He later served as Executive Vice President of Corporate Affairs including Corporate Communications. Additionally, he structured and administered the international revenue for Pharmacyclics into a swiss-based subsidiary. Mr. Erdtmann began his career at Commerzbank, Germany, where he was an investment banker and portfolio manager for institutional international accounts. Mr. Erdtmann earned the Diplom Kaufmann degree, with honors, in Finance and Banking from the Westfaelische Wilhelms Universitaet, Muenster, Germany. Mr. Erdtmann is qualified to serve as a member of the Board because of his knowledge of the biotech industry, his deep experience in capital markets and finance, and his knowledge of commercial and business practices in Europe and North America.

David Seaburg joined the Board in August 2018. David Seaburg is a Managing Director and Head of Sales Trading at Cowen & Company, a diversified financial services company. Over the course of his 20+ year career at Cowen in both Equity Sales Trading and Trading, Mr. Seaburg has advanced to increasingly senior level roles at the firm. In 2006, Mr. Seaburg was named Head of Sales Trading and appointed to the firm’s Equity Operating Committee. Mr. Seaburg is a CNBC Fast Money Contributor and provides regular on-air market commentary for the network. Mr. Seaburg holds a Bachelor of Arts degree in Business Finance and Economics from Northeastern University. Mr. Seaburg is qualified to serve as a member of the Board because of his knowledge of financial management, marketing, investor relations, acquisition transactions, and capital markets.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth summary information as to compensation paid or accrued during the last two fiscal years ended October 31, 2017 and October 31, 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)		Option Awards (2) ($)		Total ($)
Denver Lough	2017	315,000	100,000	-0-		2,121,250	(10)	2,536,250
Chairman of the Board, Chief Executive Officer, Chief Scientific Officer
Barry Honig (3)	2017	-0-	-0-	393,750	(5)	-0-		393,750
Former Chief Executive Officer and Former Co-Chairman of the Board	2016	55,385	-0-	451,500	(6)	293,125	(11)	800,010
Edward Swanson	2017	270,000	100,000	-0-		1,794,578	(12)	2,164,578
Chief Operating Officer
John Stetson (4)	2017	168,000	-0-	551,250	(7)	-0-		719,250
Chief Financial Officer	2016	151,385	-0-	451,500	(8)	293,125	(13)	896,010
Cameron Hoyler	2017	145,000	10,000	722,000	(9)	762,594	(14)	1,639,594
General Counsel

17

(1) Represents the aggregate grant date fair value for restricted stock awards granted during fiscal years 2016 and 2017, respectively, computed in accordance with FASB ASC Topic 718. See Note 9 to our consolidated financial statements reported in our Annual Report on Form 10-K for our fiscal year ended October 31, 2017 for details as to the assumptions used to determine the grant date fair value of the restricted stock awards.

(2) Represents the aggregate grant date fair value for option awards granted during fiscal years 2016 and 2017, respectively, computed in accordance with FASB ASC Topic 718. See Note 9 to our consolidated financial statements reported in our Annual Report on Form 10-K for our fiscal year ended October 31, 2017 for details as to the assumptions used to determine the grant date fair value of the option awards.

(3) Mr. Honig’s service as an officer and director of the Company terminated on December 1, 2016.

(4) Mr. Stetson’s service as Chief Financial Officer ended June 20, 2018, when Paul E. Mann became Chief Financial Officer. Mr. Stetson now serves as Chief Investment Officer.

(5) Represents 125,000 shares at a grant date fair value of $3.15 per common share.

(6) Represents 87,500 shares at a grant date fair value of $5.16 per common share.

(7) Represents 175,000 shares at a grant date fair value of $3.15 per common share.

(8) Represents 87,500 shares at a grant date fair value of $5.16 per common share.

(9) Represents 50,000 shares at a grant date fair value of $14.44 per common share.

(10) Represents stock options to purchase 1,000,000 common shares at an exercise price of $3.15 per common share.

(11) Represents stock options to purchase 87,500 common shares at an exercise price of $4.80 per common share.

(12) Represents stock options to purchase 846,000 common shares at an exercise price of $3.15 per common share.

(13) Represents stock options to purchase 87,500 common shares at an exercise price of $4.80 per common share.

(14) Represents stock options to purchase 75,000 common shares at an exercise price of $13.12 per common share.

Narrative Disclosure to Summary Compensation Table

Denver Lough’s Employment Agreement

On December 1, 2016, the Company entered into an employment agreement with Dr. Denver Lough. Pursuant to the terms of the agreement, Dr. Lough will serve as Chairman of the Board of Directors and as Chief Executive Officer and Chief Scientific Officer of the Company for a term of one year which shall be automatically renewed for successive one-year periods thereafter unless earlier terminated. Pursuant to the agreement, the Company shall pay Dr. Lough (i) a one-time signing bonus of $100,000, (ii) an annual base salary of $350,000, (iii) an annual discretionary bonus, as determined by the Board of Directors, in an amount up to 100% of Dr. Lough’s then current base salary and (iv) 10 year options to purchase up to 1,000,000 shares of the Company’s Common Stock at an exercise price of $3.15 per share (equal to 100% of the market price as defined by The NASDAQ Capital Market) which options shall vest in 24 equal installments commencing on the one month anniversary of the agreement. The options were granted pursuant to the 2017 Plan. At the time the employment agreement was entered into the Company paid to Dr. Lough a cash inducement bonus of $100,000.

On November 10, 2017, the Company entered into a new executive employment agreement (the “Lough Agreement”) with Dr. Lough, providing for the continuation of his role as the Chief Executive Officer and Chief Scientific Officer of the Company for a term of three years, which term shall be automatically renewed for successive one year periods thereafter unless either party provides the other party with written notice of his or its intention not to renew the Lough Agreement at least three months prior to the expiration of the initial term. Pursuant to the Lough Agreement and in consideration for his services to the Company, Dr. Lough received a $150,000 continuation bonus and will receive a base salary of $530,000 per annum in accordance with the Company’s regular payroll practices. For each fiscal year during the term of employment, Dr. Lough shall be eligible to receive a bonus in the amount of 100% of annual salary, if any, as may be determined from time to time by the Board of Directors in its discretion and shall be eligible to participate in any equity- based incentive compensation plan or program adopted by the Company. Dr. Lough, if terminated while not in material breach of the Lough Agreement, shall also have the right to participation payments paid to the Company (or any affiliate) from commercial transactions associated with U.S. Patent Application No. 14/954,335 and PCT International Patent Application No. PCT/US2015/063114 and any and all patents and patent applications, whether domestic or foreign, claiming priority thereto or arising therefrom (including all divisionals, continuations, reissues, reexaminations, renewals, extensions, and supplementary protection certificates of any such patents and patent application) and intellectual property rights associated with the patents (sales or licenses to third parties). The terms of the Lough Agreement supersede any prior employment agreement or arrangement between Dr. Lough and the Company.

18

Edward Swanson’s Employment Agreement

On December 1, 2016, the Company entered into an employment agreement with Edward Swanson. Pursuant to the terms of the agreement, Dr. Swanson will serve as Chief Operating Officer of the Company for a term of one year which shall be automatically renewed for successive one-year periods thereafter unless earlier terminated. Pursuant to the agreement, the Company shall pay Dr. Swanson (i) a one-time signing bonus of $100,000, (ii) an annual base salary of $300,000, (iii) an annual discretionary bonus, as determined by the Board of Directors, in an amount up to 100% of Dr. Swanson’s then current base salary and (iv) 10 year options to purchase up to 846,000 shares of the Company’s Common Stock pursuant to the 2017 Plan at an exercise price equal to 100% of the market price as defined by The NASDAQ Capital Market which options shall vest in 24 equal installments commencing on the one month anniversary of the agreement. At the time the employment agreement was entered into the Company paid to Dr. Swanson a cash inducement bonus of $100,000.

On November 10, 2017, the Company entered into a new executive employment agreement (the “Swanson Agreement”) with Dr. Swanson, providing for the continuation of his role as the Chief Operating Officer and Chief Translational Medicine Officer of the Company for a term of two years, which term shall be automatically renewed for successive one year periods thereafter unless either party provides the other party with written notice of his or its intention not to renew the Swanson Agreement at least three months prior to the expiration of the initial term. Pursuant to the Swanson Agreement and in consideration for his services to the Company, Dr. Swanson received a $100,000 continuation bonus and will receive a base salary of $400,000 per annum in accordance with the Company’s regular payroll practices. For each fiscal year during the term of employment, Dr. Swanson shall be eligible to receive a bonus in the amount of 100% of annual salary, if any, as may be determined from time to time by the Board of Directors in its discretion and shall be eligible to participate in any equity- based incentive compensation plan or program adopted by the Company. The terms of the Swanson Agreement supersede any prior employment agreement or arrangement between Dr. Swanson and the Company.

Paul E. Mann’s Employment Agreement

Mr. Mann’s employment agreement (the “Mann Agreement”) provides for an annual base salary of $400,000 and a discretionary annual bonus up to 100% of his base salary as determined at the discretion of the board of directors. Mr. Mann was granted under the Company’s 2017 Equity Incentive Plan an option to purchase 350,000 shares of Company common stock at a price equal to fair value as determined under the Plan exercisable over a period of 10 years, which vests subject to continued employment in 24 equal monthly installments beginning one month after the effective date of his engagement, and a restricted stock award equivalent to 100,000 shares of Company common stock that vests, subject to continued employment, in four installments every six months beginning on the date six months following the effective date of his engagement. At the discretion of the Board, Mr. Mann may be granted additional equity compensation awards. Mr. Mann is also entitled to certain payments and benefits if the Company terminates his employment without “cause” or he terminates his employment for “good reason”. Benefits are also provided if Mr. Mann is terminated in connection with a change in control. The benefit levels under the employment agreements generally include continued payment of base salary, a bonus for the year of termination, accelerated vesting of equity awards and continued welfare benefits, and are described in more detail under the “Potential Payments Upon Termination or Change-In-Control” below. Mr. Mann is entitled to participate in the Company’s insurance and benefit plans on the same basis as other employees of the Company.

John Stetson’s Employment Agreement

Mr. Stetson’s employment agreement provides for an annual base salary of $168,000 and a discretionary bonus to be determined by the Compensation Committee. Pursuant to the terms of the employment agreement, Mr. Stetson would be entitled to certain payments and benefits if the Company terminated the executive’s employment without “cause” or the executive terminated his employment for “good reason”. Benefits are also provided if the executive is terminated in connection with a change in control. The benefit levels under the employment agreements generally include continued payment of base salary, a bonus for the year of termination, accelerated vesting of equity awards and continued welfare benefits, and are described in more detail under the “Potential Payments Upon Termination or Change-In-Control” below.

19

On November 10, 2017, the Company entered into a new executive employment agreement (the “Stetson Agreement”) with Mr. Stetson, providing for the continuation of his role as the Chief Financial Officer of the Company for a term of two years, which term shall be automatically renewed for successive one year periods thereafter unless either party provides the other party with written notice of his or its intention not to renew the Stetson Agreement at least three months prior to the expiration of the initial term. In June 2018, his title changed to Chief Investment Officer. Pursuant to the Stetson Agreement and in consideration for his services to the Company, Mr. Stetson received a continuation bonus of 7,500 shares of restricted Common Stock, which vested immediately. His base salary is now $325,000 per annum and is paid in accordance with the Company’s regular payroll practices. For each fiscal year during the term of employment, Mr. Stetson shall be eligible to receive a bonus in the amount of 100% of annual salary, if any, as may be determined from time to time by the Board of Directors in its discretion and shall be eligible to participate in any equity-based incentive compensation plan or program adopted by the Company. The terms of the Stetson Agreement supersede any prior employment agreement or arrangement between Mr. Stetson and the Company.

Cameron Hoyler’s Employment Agreement

On November 10, 2017, the Company entered into a new executive employment agreement (the “Hoyler Agreement”) with Mr. Hoyler, providing for the continuation of his role as General Counsel of the Company for a term of two years, which term shall be automatically renewed for successive one year periods thereafter unless either party provides the other party with written notice of his or its intention not to renew the Hoyler Agreement at least three months prior to the expiration of the initial term. Pursuant to the Hoyler Agreement and in consideration for his services to the Company, Mr. Hoyler received a $50,000 continuation bonus and will receive a base salary of $385,000 per annum in accordance with the Company’s regular payroll practices. For each fiscal year during the term of employment, Mr. Hoyler shall be eligible to receive a bonus in the amount of 100% of annual salary, if any, as may be determined from time to time by the Board of Directors in its discretion and shall be eligible to participate in any equity-based incentive compensation plan or program adopted by the Company. The terms of the Hoyler Agreement supersede any prior employment agreement or arrangement between Mr. Hoyler and the Company.

Potential Payments Upon Termination or Change-In-Control

We have entered into agreements that require us to make payments and/or provide benefits to certain of our executive officers in the event of a termination of employment or a change of control. The following summarizes the potential payments to each named executive officer for which we have entered into such an agreement assuming that one of the events identified below occurs.

Denver Lough, Chief Executive Officer and Chief Scientific Officer

If Dr. Lough terminates the Lough Agreement for Good Reason (as defined in the Lough Agreement) or a Change of Control (as defined in the Lough Agreement) or the Company terminates the Lough Agreement without Cause (as defined in the Lough Agreement), then Dr. Lough shall be entitled to receive (i) the sum of his then base salary from the date of termination, (ii) reasonable expenses incurred by Dr. Lough in connection with the performance of his duties, (iii) accrued but unused vacation time through the date of termination, (iv) the sum of this then annual bonus and (v) all Share Awards (as defined in the Lough Agreement) earned and vested prior to the date of termination. In addition, Dr. Lough shall have the right to Participation Payments (as defined in the Lough Agreement) from commercial transactions associated with the Patents (as defined in the Lough Agreement) and intellectual property rights associated with such Patents. If the Company terminates the Lough Agreement for Cause, the Company will have no further obligations or liability to Dr. Lough except for the obligation to (i) pay Dr. Lough his then annual salary through the date of termination, (ii) unpaid annual bonus pursuant to the terms of the Lough Agreement, (iii) reasonable expenses incurred by Dr. Lough in connection with the performance of his duties and (v) accrued but unused vacation time through the date of termination.

20

Edward Swanson, Chief Operating Officer

If Dr. Swanson terminates the Swanson Agreement for Good Reason (as defined in the Swanson Agreement) or a Change of Control (as defined in the Swanson Agreement) or the Company terminates the Swanson Agreement without Cause (as defined in the Swanson Agreement), then Dr. Swanson shall be entitled to receive (i) the sum of his then base salary from the date of termination, (ii) reasonable expenses incurred by Dr. Swanson in connection with the performance of his duties, (iii) accrued but unused vacation time through the date of termination, (iv) the sum of this then annual bonus and (v) all Share Awards (as defined in the Swanson Agreement) earned and vested prior to the date of termination. If the Company terminates the Swanson Agreement for Cause, the Company will have no further obligations or liability to Dr. Swanson except for the obligation to (i) pay Dr. Swanson his then annual salary through the date of termination, (ii) unpaid annual bonus pursuant to the terms of the Swanson Agreement, (iii) reasonable expenses incurred by Dr. Swanson in connection with the performance of his duties and (v) accrued but unused vacation time through the date of termination.

Peter E. Mann, Chief Financial Officer

If Mr. Mann terminates the Mann Agreement for Good Reason (as defined in the Mann Agreement) or a Change of Control (as defined in the Mann Agreement) or the Company terminates the Mann Agreement without Cause (as defined in the Mann Agreement), then Mr. Mann shall be entitled to receive (i) the sum of his then base salary from the date of termination, (ii) reasonable expenses incurred by Mr. Mann in connection with the performance of his duties, (iii) accrued but unused vacation time through the date of termination, (iv) the sum of this then annual bonus and (v) all Share Awards (as defined in the Mann Agreement) earned and vested prior to the date of termination. If the Company terminates the Mann Agreement for Cause, the Company will have no further obligations or liability to Mr. Mann except for the obligation to (i) pay Mr. Mann his then annual salary through the date of termination, (ii) unpaid annual bonus pursuant to the terms of the Mann Agreement, (iii) reasonable expenses incurred by Mr. Mann in connection with the performance of his duties and (v) accrued but unused vacation time through the date of termination.

John Stetson, Chief Investment Officer

If Mr. Stetson terminates the Stetson Agreement for Good Reason (as defined in the Stetson Agreement) or a Change of Control (as defined in the Stetson Agreement) or the Company terminates the Stetson Agreement without Cause (as defined in the Stetson Agreement), then Mr. Stetson shall be entitled to receive (i) the sum of his then base salary from the date of termination, (ii) reasonable expenses incurred by Mr. Stetson in connection with the performance of his duties, (iii) accrued but unused vacation time through the date of termination, (iv) the sum of this then annual bonus and (v) all Share Awards (as defined in the Stetson Agreement) earned and vested prior to the date of termination. If the Company terminates the Stetson Agreement for Cause, the Company will have no further obligations or liability to Mr. Stetson except for the obligation to (i) pay Mr. Stetson his then annual salary through the date of termination, (ii) unpaid annual bonus pursuant to the terms of the Stetson Agreement, (iii) reasonable expenses incurred by Mr. Stetson in connection with the performance of his duties and (v) accrued but unused vacation time through the date of termination.

Cameron Hoyler, General Counsel

If Mr. Hoyler terminates the Hoyler Agreement for Good Reason (as defined in the Hoyler Agreement) or a Change of Control (as defined in the Hoyler Agreement) or the Company terminates the Hoyler Agreement without Cause (as defined in the Hoyler Agreement), then Mr. Hoyler shall be entitled to receive (i) the sum of his then base salary from the date of termination, (ii) reasonable expenses incurred by Mr. Hoyler in connection with the performance of his duties, (iii) accrued but unused vacation time through the date of termination, (iv) the sum of this then annual bonus and (v) all Share Awards (as defined in the Hoyler Agreement) earned and vested prior to the date of termination. If the Company terminates the Hoyler Agreement for Cause, the Company will have no further obligations or liability to Mr. Hoyler except for the obligation to (i) pay Mr. Hoyler his then annual salary through the date of termination, (ii) unpaid annual bonus pursuant to the terms of the Hoyler Agreement, (iii) reasonable expenses incurred by Mr. Hoyler in connection with the performance of his duties and (v) accrued but unused vacation time through the date of termination.

21

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended October 31, 2017, to each of the then executive officers named in the Summary Compensation Table.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Denver Lough	458,333	(2)	541,667	(2)	$3.15	Nov. 30, 2026	-		$-
Edward Swanson	387,750	(2)	458,250	(2)	$3.15	Nov. 30, 2026	-		$-
John Stetson	87,500	(2)	-0-		$4.80	Apr. 24, 2026	-		$-
Cameron Hoyler	18,750	(2)	56,250	(2)	$13.12	Apr. 6, 2027	37,500	(2)	$970,125
Barry Honig	-0-		-0-		—	—	-0-		-0-

(1)	Market value based on closing stock price of $25.87 on October 31, 2017.
(2)	Vests monthly, at a rate of 1/24 of such shares per month.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended October 31, 2017 to each of our directors, current and former.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)		Option Awards ($) (2)		All Other Compensation ($)	Total ($)
Steve Gorlin	5,000	237,000	(3)	158,688	(5)	—	400,688
Jon Mogford	5,000	237,000	(3)	158,688	(5)	—	400,688
Jeff Dyer	5,000	—		287,699	(6)	—	292,699
Michael Beeghley (7)	5,000	47,250	(4)	—		—	52,250

(1) Represents the aggregate grant date fair value for stock awards granted by us in fiscal year 2017 computed in accordance with FASB ASC Topic 718. See Note 9 to our consolidated financial statements reported in our Annual Report on Form 10-K for fiscal year ended October 31, 2017 for details as to the assumptions used to determine the fair value of the stock awards.

(2) Represents the aggregate grant date fair value for options granted by us in fiscal year 2017 computed in accordance with FASB ASC Topic 718. See Note 9 to our consolidated financial statements reported in our Annual Report on Form 10-K for fiscal year ended October 31, 2017 for details as to the assumptions used to determine the fair value of the option awards.

(3) Represents 50,000 shares at a grant date fair value of $4.74 per common share.

(4) Represents 15,000 shares at a grant date fair value of $3.15 per common share.

(5) Represents stock options to purchase 50,000 common shares at an exercise price of $4.72 per common share.

(6) Represents stock options to purchase 141,000 common shares at an exercise price of $3.12 per common share.

(7) Mr. Beeghley’s term as a director of the Company expired on October 18, 2017.

Non-employee Director Compensation Policy

During the fiscal year ended October 31, 2017, our directors were compensated in accordance with the following terms. Each non-employee director received an annual cash retainer of $5,000, other than the Chair of the Company’s Audit Committee, who received $6,000. In addition, the Chairman of the Board of Directors received an additional annual cash retainer of $10,000.

Each non-employee director was also entitled to receive 5-year options to purchase shares of the Company’s Common Stock valued at $10,000, calculated by dividing $10,000 by the closing stock price on the date the award was granted. The options vest in full six months after the grant date, provided the applicable director is still serving on the Board of Directors.

Each non-employee director was entitled to a fee of $2,500 for each Board meeting at which the director was present in person, and each member of our Board committees was entitled to a fee of $800 for each committee meeting at which the director was present in person. Each non-employee director was entitled to a fee of $300 for each teleconference called by either the Chairman of the Board of Directors, the President of the Company or the Chairman of a Board committee.

22

On November 10, 2017, the Board of Directors approved a new Director Compensation Policy. At this time our non-employee directors participating under the Director Compensation Policy are Steve Gorlin, Jon Mogford, Jeff Dyer, Willie C. Bogan, Peter A. Cohen, and Rainer Erdtmann. Under the new policy, our directors will be compensated in accordance with the following terms.

●	Each non-employee director receives a quarterly cash retainer of $10,000. The Company’s Audit Committee Chairman receives a $15,000 annual Service Fee, the Compensation Committee Chairman receives a $10,000 annual service fee, and the Nominating and Corporate Governance Committee Chairman receives an $8,000 annual service fee.

●	Each non-employee director is entitled to receive 10-year options under the Company equity incentive plan to purchase that number of shares of the Company’s Common Stock valued at $150,000, calculated by dividing $150,000 by the Black-Scholes value of the stock options based on the closing stock price the day the stock options are awarded.

●	Each non-employee director is entitled to a fee of $1,500 for each Board of Directors meeting at which the director is present in person, and each member of our Board committees is entitled to a fee of $800 for each committee meeting at which the director is present in person. Each non-employee director is entitled to a fee of $500 for each teleconference called by either the Chairman of the Board of Directors, the President of the Company or the Chairman of a Board of Directors committee.

David Seaburg

In August 2018 David Seaburg was elected by the Board of Directors to serve as a director of the Company. Subsequently the Company entered into a written consulting agreement with Mr. Seaburg pursuant to which he will provide investor relations and other services to the Company over a period of two years for a fee consisting of (i) quarter-annual cash payment of $10,000, (ii) 60,000 restricted stock units issued under the Company equity incentive plan that vest in four equal installments every six months during the term of the agreement subject to continued service, and (iii) an annual award under the Company equity incentive plan of options exercisable over a term of 10 years to purchase common stock in number equal to the number of shares of common stock with a value of $150,000 at the time of the award based on a Black-Scholes calculation.

Report of Audit Committee

The members of the Audit Committee at October 31, 2017, were Messrs. Dyer and Gorlin.

The Audit Committee of the Board, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934 and the rules of the Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, which is available on our website at www.polarityte.com. The Audit Committee is responsible for selecting, retaining and determining the compensation of our independent public accountant, approving the services they will perform, and reviewing the performance of the independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Form 10-K and our quarterly financial statements on Forms 10-Q. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2017, the Audit Committee took the following actions:

●	reviewed and discussed the audited financial statements for the fiscal year ended October 31, 2017 with management and EisnerAmper LLP (“EisnerAmper”), our independent public accountant;

23

●	discussed with EisnerAmper the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and

●	received written disclosures and the letter from EisnerAmper regarding its independence as required by applicable requirements of the PCAOB regarding EisnerAmper’s communications with the Audit Committee and the Audit Committee further discussed with EisnerAmper its independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and EisnerAmper, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2017, for filing with the SEC.

THE AUDIT COMMITTEE:
Jeff Dyer (Chair)
Steve Gorlin

PROPOSAL NO. 2

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in the Summary Compensation Table (the “Named Executive Officers”). The Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholders’ vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of the Company approve all the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2018 Proxy Statement, as such compensation is disclosed in the Company’s 2018 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 4 will not be construed: (1) as overruling any decision by the Board of Directors, any board committee or the Company relating to the compensation of the Named Executive Officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any board committee or the Company.

Vote Required

The advisory vote to approve the compensation of our executive officers will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers

24

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTED OFFICER, AS STATED IN THE ABOVE NON-BINDING RESOLUTION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 3

APPROVAL OF THE COMPANY’S 2019 EMPLOYEE STOCK PURCHASE PLAN

On May 22, 2018, the Board adopted, subject to the approval of our stockholders, the PolarityTE, Inc., 2019 Employee Stock Purchase Plan (the “ESPP”). We believe that the adoption of the ESPP will benefit us by providing employees with an opportunity to acquire shares of our common stock and will enable us to attract, retain and motivate valued employees.

Based solely on the closing price of our common stock reported on the NASDAQ Capital Market on August 14, 2018, the maximum aggregate market value of the 500,000 shares of common stock that could potentially be issued under the ESPP is $11.9 million. Please see the dilution analysis under Proposal No. 4, below, for information regarding the potential dilutive impact in relation to the proposal to approve the PolarityTE, Inc. 2019 Equity Incentive Plan.

Summary of the Material Provisions of the ESPP

The following description of certain provisions of the ESPP is intended to be a summary only. The summary is qualified in its entirety by the full text of the ESPP, a copy of which is attached hereto as Appendix A. It is our intention that the ESPP qualify as an “employee stock purchase plan” under Section 423 of the Code.

Shares Subject to the Plan. An aggregate of 500,000 shares will be reserved and available for issuance under the ESPP. If our capital structure changes because of a stock dividend, stock split or similar event, the number of shares that can be issued under the ESPP will be appropriately adjusted.

Plan Administration. The ESPP will be administered by the Compensation Committee, which will have full authority to make, administer and interpret such rules and regulations regarding the ESPP as it deems advisable.

Eligibility. Any employee of the Company or its U.S. subsidiaries is eligible to participate in the ESPP so long as the employee is employed for more than 20 hours a week and has completed at one year of employment on the first day of the applicable offering period. No person who owns or holds, or as a result of participation in the ESPP would own or hold, common stock or options to purchase common stock, that together equal to 5% or more of the total combined voting power or value of all classes of stock of the Company is entitled to participate in the ESPP. No employee may exercise an option granted under the ESPP that permits the employee to purchase common stock of the Company having a value of more than $25,000 (determined using the fair market value of the stock at the time such option is granted) in any calendar year.

Participation; Payroll Deductions. Participation in the ESPP is limited to eligible employees who authorize payroll deductions equal to a whole percentage of base pay to the ESPP. Employees may authorize payroll deductions, with a minimum of 1% of base pay and a maximum of 15% of base pay. There are currently approximately 80 employees who will be eligible to participate in the ESPP. Once an employee becomes a participant in the ESPP, that employee will automatically participate in successive offering periods, as described below, until such time as that employee withdraws from the ESPP, becomes ineligible to participate in the ESPP, or his or her employment ceases.

Offering Periods. Unless otherwise determined by the Compensation Committee, each offering of common stock under the ESPP will be for a period of six months, which we refer to as an “offering period.” The first offering period under the ESPP will begin on November 1, 2018 and end on April 30, 2019. Subsequent offerings under the ESPP will generally begin on the first business day occurring on or after each November 1 and May 1, and will end on the last business day occurring on or before the following April 30 and October 31, respectively. Shares are purchased on the last business day of each offering period, with that day being referred to as a “purchase date.” The Compensation Committee may establish different offering periods or exercise dates under the ESPP.

25

Exercise Price. On the first day of an offering period, employees participating in that offering period will receive an option to purchase shares of our common stock. On the purchase date of each offering period, the employee is deemed to have exercised the option, at the exercise price, to the extent of accumulated payroll deductions. The option exercise price is equal to the lesser of (i) 85% the fair market value per share of our common stock on the first day of the offering period or (ii) 85% of the fair market value per share of our common stock on the exercise date. The maximum number of shares of common stock that may be issued to any employee under the ESPP in any offering period is 5,000 or such other lesser number of shares as determined by our Compensation Committee from time to time.

Subject to certain limitations, the number of shares of our common stock a participant purchases in each offering period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during the offering period by the option exercise price. In general, if an employee is no longer a participant on a purchase date, the employee’s option will be automatically terminated, and the amount of the employee’s accumulated payroll deductions will be refunded.

Terms of Participation. A participant may decrease or increase his or her rate of payroll deductions applicable to an offering period only once by submitting a new enrollment form authorizing the new rate of payroll deductions at least fifteen days before the purchase date. A participant may withdraw from an offering period by submitting to the Company a revised enrollment form indicating his or her election to withdraw at least 15 days before the purchase date. Withdrawal does not affect his or her eligibility to participate in future offering periods.

Term; Amendments and Termination. The ESPP will continue for a term of 10 years unless earlier terminated by the Committee. The Committee may, in its discretion, at any time, terminate or amend the ESPP. Upon termination of the ESPP, all amounts in the accounts of participating employees will be refunded.

New Plan Benefits

Since participation in the ESPP is voluntary, the benefits or amounts that will be received by or allocated to any individual or group of individuals under the amended and restated ESPP in the future are not determinable.

Summary of Federal Income Tax Consequences

The following is only a summary of the effect of the United States income tax laws and regulations upon an employee and us with respect to an employee’s participation in the ESPP. This summary does not purport to be a complete description of all federal tax implications of participation in the ESPP, nor does it discuss the income tax laws of any municipality, state or foreign country in which a participant may reside or otherwise be subject to tax.

A participant in the ESPP recognizes no taxable income either as a result of participation in the ESPP or upon exercise of an option to purchase shares of our common stock under the terms of the ESPP. If a participant disposes of shares purchased upon exercise of an option granted under the ESPP within two years from the first day of the applicable offering period or within one year from the exercise date, which we refer to as a “disqualifying disposition,” the participant will realize ordinary income in the year of that disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant’s holding period is more than 12 months, or short-term if the participant’s holding period is 12 months or less.

If the participant disposes of shares purchased upon exercise of an option granted under the ESPP at least two years after the first day of the applicable offering period and at least one year after the exercise date, the participant will realize ordinary income in the year of disposition equal to the lesser of (1) 15% of the fair market value of the common stock on the first day of the offering period in which the shares were purchased and (2) the excess of the amount actually received for the common stock over the amount paid. The amount of any ordinary income will be added to the participant’s basis in the shares, and any additional gain recognized upon the disposition after that basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the exercise price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

26

Generally, the Company is entitled to a tax deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of that disposition. In all other cases, we are not allowed a deduction.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the 2019 Employee Stock Purchase Plan. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2019 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NO. 4

APPROVAL OF THE COMPANY’S 2019 EQUITY INCENTIVE PLAN

On August 7, 2018, the Board adopted the PolarityTE, Inc. 2019 Equity Incentive Plan (the “2019 Plan”), subject to approval by our stockholders at the Annual Meeting. The 2019 Plan will become effective on the date it is approved by our stockholders. After the 2019 Plan becomes effective, we may continue to make awards under the 2017 Equity Incentive Plan (the “2017 Plan”) to the extent of the number of shares that are not subject to outstanding awards. The number of shares of our common stock that may be the subject of awards and issued under the 2019 Plan is initially 3,000,000.

As of August 1, 2018, a total of 5,223,000 shares were subject to outstanding awards under the Company’s 2017 Equity Incentive Plan (the “2017 Plan”) 89,583 shares were subject to awards under the 2016 Equity Incentive Plan (the “2016 Plan”), and 183,985 shares were subject to awards under plans that predate the 2016 Plan, so that a total of 5,496,568 shares were subject to outstanding stock options with a weighted average exercise price of $12.97 per share and a weighted average remaining contractual term of 8.8 years, 1,801,550 shares were subject to time-based restricted share awards, and 160,000 shares were subject to time-based restricted share unit awards. As of the same date, 1,208,613 shares were available for future awards under the 2017 Plan and no shares were available for awards under the 2016 Plan. Awards outstanding under the 2017 Plan will continue to be subject to the terms of the 2017 Plan, and if those awards subsequently expire, are forfeited or canceled, or are settled in cash, the shares subject to those awards will continue to be available for new awards under the 2017 Plan. The Board of Directors approved in May 2018, the 2019 Employee Stock Purchase Plan (the “ESPP”) reserving 500,000 shares of common stock for options under the ESPP.

Stockholder Approval and Board of Directors Recommendation

Stockholder approval of the 2019 Plan is being sought in order to (i) satisfy the stockholder approval requirements of the Nasdaq Stock Market, and (ii) obtain stockholder approval of the number of shares that may be subject to incentive stock options under Internal Revenue Code (“Code”) Section 422.

The Board recommends that our stockholders vote “for” the 2019 Plan because it includes several features that we believe are consistent with the interests of our stockholders and sound corporate governance practices and will provide us with a share reserve that will enable us to continue to provide a competitive mix of compensation to our key employees. Unless a contrary choice is specified, proxies solicited by the Board will be voted “for” approval of the 2019 Plan.

Factors Considered in Setting Size of Requested Share Reserve

In setting the proposed number of shares reserved and issuable under the 2019 Plan, the Board considered a number of factors, including the following:

●	The Company’s three-year average burn rate. The Company’s three-year average “burn rate” was approximately 52.6 % for fiscal years 2015 through 2017. “Burn rate” is defined as the total number of shares subject to awards granted to participants in a single year expressed as a percent of the Company’s basic weighted average common shares outstanding for that year. However, the two-year average burn rate for fiscal years 2015 and 2016 was 32.9%, and the Company had an unusually high burn rate in fiscal year 2017 because of the substantial number of new hires added to ramp up the Company’s operations.

27

●	Estimated duration of shares available for issuance under the 2019 Plan. Based on the 3,000,000 shares to be reserved under the 2019 Plan, an estimated carryover of 1,208,613 unused shares from the 2017 Plan, and the Company’s three-year average burn rate as described above, it is expected that the requested share reserve will be sufficient to accommodate awards up to the Company’s annual meeting of stockholder to be held in 2020.

●	Dilution Analysis. As of August 1, 2018, our capital structure consisted of 21,305,370 shares of Common Stock outstanding. As of August 1, 2018, there were 1,208,613 shares of Common Stock remaining available for grant of awards under the 2017 Plan. As proposed, an additional 3,000,000 shares of Common Stock will be available for issuance pursuant to awards under the 2019 Plan. The table below shows our potential dilution (referred to as “overhang”) based on our fully diluted shares of Common Stock, the assumed authorization of 500,000 new shares of Common Stock for options under the ESPP described under Proposal 3, above, the authorization of 3,000,000 shares of Common Stock for awards under the 2019 Plan, and 1,208,613 shares that remain available for awards under the 2017 Plan. The 4,708,613 shares of Common Stock available under the 2019 Plan, ESPP (assuming it is approved) and 2017 Plan represent approximately 14.4 % of fully diluted shares of Common Stock. The Board believes that this number of shares of Common Stock under the 2019 Plan, ESPP and 2017 Plan represents a reasonable amount of potential equity dilution that will allow the Company to continue granting equity awards, which are important components of the Company’s equity compensation program.

Stock Options Outstanding as of August 1, 2018 (1)	5,496,568
Weighted Average Exercise Price of Stock Options Outstanding as of August 1, 2018	$12.97
Weighted Average Remaining Term of Stock Options Outstanding as of August 1, 2018	8.8 years
Outstanding Full Value Awards as of August 1, 2018 (2)	1,961,550
Total Equity Awards Outstanding as of August 1, 2018	7,458,118
Shares Available for Grant under the 2017 Plan as of August 1, 2018	1,208,613
New Shares Available under the 2019 Plan and ESPP	3,500,000
Total Shares Available for Awards under the 2019 Plan, ESPP and 2017 Plan	4,708,613
Total Potential Overhang under the under the 2019 Plan, ESPP, 2017 Plan and 2016 Plan	12,166,731
Shares of Common Stock Outstanding as of August 1, 2018	21,305,370
Fully Diluted Shares of Common Stock (3)	32,663,714
Potential Dilution of 4,708,613 shares as a Percentage of Fully Diluted Shares of Common Stock	14.4%

(1) Includes (i) 5,223,000 stock options granted under the 2017 Plan, for which all underlying shares could again become available for issuance under the 2017 Plan, (ii) 89,583 stock options granted under the 2016 Plan; and, 183,985 share awards granted under plans that predate the 2016 Plan.

(2) Includes the number of shares subject to the following outstanding awards: time-based restricted share awards – 1,801,550 shares; and, time-based restricted share unit awards – 160,000 shares.

(3) The “Fully Diluted Shares of Common Stock” in the foregoing table consists of the “Shares of Common Stock Outstanding as of August 1, 2018” plus the “Total Potential Overhang under the 2019 Plan, ESPP, 2017 Plan and 2016 Plan” described in the foregoing table, minus all outstanding restricted stock awards that are already included in the number of Shares of Common Stock Outstanding as of August 1, 2018.

28

The Board believes that our executive compensation program, and particularly the granting of equity awards, allows us to align the interests of officers and other employees who are selected to receive awards with those of our stockholders. The 2019 Plan is designed to enable us to formulate and implement a compensation program that will attract, motivate and retain officers and other employees who we expect will contribute to our success. The Board believes that awards granted pursuant to the 2019 Plan are a vital component of our compensation program and, accordingly, that it is important that an appropriate number of shares of Common Stock be authorized for issuance under the 2019 Plan.

Key Compensation Practices

The 2019 Plan includes several features that we believe are consistent with the interests of our stockholders and sound corporate governance practices, including the following:

●	No repricing of or stock appreciation rights without stockholder approval. The 2019 Plan prohibits, without stockholder approval, actions to reprice, replace, or repurchase options or stock appreciation rights (“SARs”).

●	No discounted option or SAR grants. The 2019 Plan requires that the exercise price of options or SARs be at least equal to the fair market value of our common stock on the date of grant (except in the limited case of “substitute awards” as described below).

●	No liberal definition of “change in control.” No change in control would be triggered by stockholder approval of a business combination transaction, the announcement or commencement of a tender offer or any board assessment that a change in control may be imminent.

Description of the 2019 Equity Incentive Plan

The major features of the 2019 Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the 2019 Plan, which is attached to this proxy statement as Appendix B.

Eligible Participants. Awards may be granted pursuant to the 2019 Plan only to persons who are eligible persons. Under the 2019 Plan, “Eligible Person” means any person who is either: (a) an officer (whether or not a director) or employee of the Company or one of its subsidiaries; (b) a director of the Company or one of its subsidiaries; or (c) an individual consultant who renders bona fide services to the Company or one of its subsidiaries and who is selected to participate in the 2019 Plan by the Administrator. As of the Record Date, the approximate number of Eligible Persons under the 2019 Plan was 93 officers or employees of the Company and eight directors of the Company (one of which is an officer and one a consultant).

Administration. The 2019 Plan will be administered by the Board or by one or more committees of directors appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of the 2019 Plan (the “Administrator”). Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. Any committee delegated administrative authority under the 2019 Plan may further delegate its authority under the 2019 Plan to another committee of directors, and any such delegate shall be deemed to be an Administrator of the 2019 Plan. The Administrator comprised solely of directors may also delegate, to the extent permitted by Section 157 of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Company, its powers under the 2019 Plan (a) to Eligible Persons who will receive grants of awards under the 2019 Plan and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under the 2019 Plan. It is anticipated that the Administrator (either generally or with respect to specific transactions) will be constituted to comply, as necessary or desirable, with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Awards. The 2019 Plan permits the grant of: (a) stock options, which may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or as a nonqualified stock option (an option not intended to be an ISO); (b) stock appreciation rights (“SARs”); (c) restricted shares; (d) restricted share units; (e) cash awards; or (f) other awards, including: (i) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to certain requirements as discussed in the 2019 Plan and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (ii) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon. All of the reserved shares under the 2019 Plan may be issued as ISOs.

29

The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with the 2019 Plan. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the 2019 Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Company will not be deemed to have been delivered under the 2019 Plan and will remain available under the 2019 Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will remain available under the 2019 Plan.

The number of shares available for issuance under the 2019 Plan (as well as the number of shares that may be issued as ISOs) are subject to proportionate adjustment by the Administrator in the event of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split, or upon any merger, arrangement, combination, consolidation, or other reorganization, or upon any spin-off, split-up or similar extraordinary dividend distribution in respect of the Common Stock, or upon any exchange of Common Stock or other securities of the Company, or upon any similar unusual or extraordinary corporate transaction in respect of the Common Stock.

Option and SAR Awards. Option and SAR awards granted under the 2019 Plan must have an exercise price or base price of no less than 100% of the fair market value of a share of Common Stock on the date of grant of the option (or 110% of the fair market value on the date of grant, in the case of ISOs granted to certain ten percent stockholders of the Company). Options and SAR awards shall become exercisable upon such conditions as the Administrator may establish in its sole discretion. The exercise price of any option shall be paid in cash or by any of the methods set forth below under the heading “— Consideration for Awards.” Option and SAR awards are exercisable for a period established by the Administrator, which in no event shall exceed ten years from the date of grant (five years in the case of ISOs granted to certain ten percent stockholders of the Company). If the Administrator does not specify otherwise in an award agreement, upon termination of a participant’s employment or other service to the Company, option and SAR awards shall expire (1) three months after the last day that the participant is employed by or provides services to the Company or any subsidiary (provided, however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment or services is due to death or disability (as defined in the applicable award agreement), twelve months after the last day that the participant is employed by or provides services to the Company or any subsidiary; and (3) immediately upon a participant’s termination for “cause.”

Restricted Shares. A participant that is granted restricted stock under the 2019 Plan shall have all the rights of a shareholder, including the right to vote the shares of restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirements imposed by the Administrator). As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under the 2019 Plan. Unless otherwise determined by the Administrator, stock distributed with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

30

Restricted Share Units. At the time an award of restricted share units is made, the Administrator shall determine the period of time during which the restricted share units shall vest and the timing of settlement. Subject to the 2019 Plan, the applicable award agreement and any other procedures established by the Administrator, the Administrator may determine to pay dividend equivalent rights with respect to restricted share units, in which case, the Company shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each restricted share unit. Each amount or other property credited to any such account shall be subject to the same vesting conditions as the restricted share unit to which it relates. The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject restricted share unit. Each participant receiving restricted share units shall have no rights as a shareholder with respect to such restricted share units until such time as shares of Common Stock are issued to the participant. The Company may, at its option, settle Share Units in cash rather than shares of stock.

Fair Market Value. Under the 2019 Plan, “Fair Market Value” means, unless otherwise determined or provided by the Administrator under the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by The NASDAQ Capital Market or other principal stock exchange on which the Common Stock is then listed for the date in question, or if the Common Stock is no longer listed on a principal stock exchange, then by the OTC Markets. If the Common Stock is no longer listed on The NASDAQ Capital Market or listed on a principal stock exchange or is no longer actively traded on the OTC Markets as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award under the circumstances.

Consideration for Awards. The purchase price for any award granted under the 2019 Plan or the Common Stock to be delivered pursuant to any such award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

●	services rendered by the recipient of such award;
●	cash, check payable to the order of the Company, or electronic funds transfer;
●	cash, check payable to the order of the Company, or electronic funds transfer;
●	notice and third party payment in such manner as may be authorized by the Administrator;
●	the delivery of previously owned shares of Common Stock that are fully vested and unencumbered
●	by a reduction in the number of shares otherwise deliverable pursuant to the award; or
●	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards

In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered that were initially acquired by the participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Company.

Change in Control. Upon a Change in Control (as defined below), each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under the 2019 Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control. Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change in Control (or upon any other event or other circumstance related to the Change in Control, such as an involuntary termination of employment occurring after such Change in Control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control. For purposes of the 2019 Plan, “Change in Control” shall be deemed to have occurred if:

31

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another entity that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv) a person shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such person), any employee benefit plan of the Company or its subsidiaries, and their affiliates.

Notwithstanding the foregoing, (1) the Administrator may waive the requirement described in paragraph (iv) above that a person must acquire more than 50% of the outstanding voting securities of the Company for a Change in Control to have occurred if the Administrator determines that the percentage acquired by a person is significant (as determined by the Administrator in its discretion) and that waiving such condition is appropriate in light of all facts and circumstances, and (2) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a Change in Control unless the Change in Control qualifies as a change in ownership or effective control of the Company within the meaning of Section 409A of the Code.

Transferability of Awards. In general, no right or interest in any award under the 2019 Plan may be assigned, transferred, exchanged or encumbered by a participant, voluntarily or involuntarily, except by will or the laws of descent and distribution. However, the Administrator may provide that an award (other than an incentive stock option) may be transferable pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transferee of such an award will remain subject to all the terms and conditions of the award applicable to the participant.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the Company and to participants subject to U.S. taxation with respect to awards granted under the 2019 Plan, based on current statutes, regulations and interpretations.

Non-qualified Stock Options. If a participant is granted a non-qualified stock option under the 2019 Plan, the participant will not recognize taxable income upon the grant of the option. Generally, the participant will recognize ordinary income at the time of exercise in an amount equal to the difference between the fair market value of the shares acquired at the time of exercise and the exercise price paid. The participant’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the option was exercised. Any subsequent gain or loss will be taxable as a capital gain or loss. The Company will generally be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes as ordinary income.

Incentive Stock Options. If a participant is granted an incentive stock option under the 2019 Plan, the participant will not recognize taxable income upon grant of the option. Additionally, if applicable holding period requirements (a minimum of two years from the date of grant and one year from the date of exercise) are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. Except in the event of death, if the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will generally apply.

32

Other Awards. The current federal income tax consequences of other awards authorized under the 2019 Plan generally follow certain basic patterns. An award of restricted stock results in income recognition by a participant in an amount equal to the fair market value of the shares received at the time the restrictions lapse and the shares vest, unless the participant elects under Code Section 83(b) to accelerate income recognition and the taxability of the award to the date of grant. Stock unit awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. SAR awards result in income recognition by a participant at the time such an award is exercised in an amount equal to the amount paid in cash or the then-current fair market value of the shares received by the participant, as applicable. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Code Section 162(m) with respect to covered employees.

Section 162(m) of the Code. Code Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to the covered employee exceeds $1,000,000.

Section 409A of the Code. The foregoing discussion of tax consequences of awards under the 2019 Plan assumes that the award discussed is either not considered a “deferred compensation arrangement” subject to Section 409A of the Code or has been structured to comply with its requirements. If an award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally be required to include in income when the award vests the amount deemed “deferred,” would be required to pay an additional 20 percent income tax on such amount, and would be required to pay interest on the tax that would have been paid but for the deferral.

Awards Under the 2019 Plan

Because the 2019 Plan will not become effective until it is approved by our stockholders, no awards have been granted under the 2019 Plan. In addition, because all awards under the 2019 Plan are discretionary with the Administrator, neither the number nor types of future 2019 Plan awards to be received by or allocated to particular participants or groups of participants is presently determinable, except a portion of the shares available for issuance under the 2019 Plan would be available for issuance pursuant to the Company’s director compensation policy. Under that policy each non-employee director is entitled to receive an annual equity award of stock options calculated by dividing $10,000 by the closing stock price the day of the first Board meeting immediately following election (and annually thereafter). These stock options will vest in full six months following award provided the director is then serving on the Board, and will be exercisable for a period of five years.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the 2019 Equity Incentive Plan. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2019 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 5

RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING OCTOBER 31, 2018

The Audit Committee has appointed EisnerAmper LLP (“EisnerAmper”), independent public accountant, to audit our financial statements for the fiscal year ending October 31, 2018. The Board proposes that the stockholders ratify this appointment. We expect that representatives of EisnerAmper may be present at the Annual Meeting in person or by telephone.

33

The following table sets forth the fees billed by EisnerAmper for each of our last two fiscal years for the categories of services indicated.

	2017 ($)	2016($)
Audit Fees	198,540	143,090
Audit Related Fees	—	—
Tax Fees	—	—
Other Fees	—	—
Total Fees	198,540	143,090

Audit Fees

Consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees

Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

All Other Fees

Consist of fees for product and services other than the services reported above.

Audit Committee Pre-approval Policies and Procedures

Our Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors, which is available on our website at www.polarityte.com. The Audit Committee is responsible for selecting, retaining and determining the compensation of our independent public accountant, approving the services they will perform, and reviewing the performance of the independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Form 10-K and our quarterly financial statements on Forms 10-Q. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2017, the Audit Committee took the following actions:

●	reviewed and discussed the audited financial statements for the fiscal year ended October 31, 2017 with management and EisnerAmper;

●	discussed with EisnerAmper the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and

●	received written disclosures and the letter from EisnerAmper regarding its independence as required by applicable requirements of the PCAOB regarding EisnerAmper’s communications with the Audit Committee and the Audit Committee further discussed with EisnerAmper its independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

34

Our Audit Committee approved all services that our independent accountants provided to us in the past two fiscal years.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint the Company’s independent accountant. However, if our stockholders do not ratify the appointment of EisnerAmper LLP as the Company’s independent public accountant for the fiscal year ending October 31, 2017, the Audit Committee of the Board may reconsider its appointment.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS INDEPENDENT PUBLIC ACCOUNTANT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

35

APPENDIX A

POLARITYTE, INC.
Employee Stock Purchase Plan

1. Purpose. This PolarityTE, Inc., Employee Stock Purchase Plan (the “Plan”) is intended to provide employees of the Company and its Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code and the Plan shall be interpreted in a manner that is consistent with that intent.

2. Definitions.

“Board or Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

“Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means the committee appointed by the Board to administer the Plan.

“Common Stock” means the common stock of the Company, par value $0.001 per share.

“Company” means PolarityTE, Inc., a Delaware corporation, including any successor thereto.

“Compensation” means the amount of base pay, prior to salary reduction pursuant to Sections 125, 132(f) or 401(k) of the Code, but excluding overtime, commissions, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains on the exercise of Company stock options, and similar items.

“Corporate Transaction” means:

(a) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(b) the Company shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(c) the Company shall sell substantially all of its assets to another entity that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(d) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

For purposes of this definition, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (i) the Company or any of its Subsidiaries; (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

36

“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under the Plan.

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to the Plan obtaining shareholder approval in accordance with Section 19.11 hereof.

“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Participating Subsidiary that meets the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treasury Regulation Section 1.421-1(h)(2), and the individual’s right to re-employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

“Eligible Employee” means an Employee who (i) has been employed by the Company or a Participating Subsidiary for at least one (1) year, and (ii) is customarily employed for at least twenty (20) hours per week. Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering Employees who are “highly compensated employees” of the Company or a Participating Subsidiary (within the meaning of Section 414(q) of the Code) or a sub-set of such highly compensated employees.

“Enrollment Form” means an agreement pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the shares of Common Stock as determined below. If the shares are listed on any established stock exchange or a national market system, including, without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in such source as the Committee deems reliable. In the absence of an established market for the shares, the Fair Market Value shall be determined in good faith by the Committee in a manner that complies with Section 423 of the Code, and such determination shall be conclusive and binding on all persons.

“Offering Date” means the first Trading Day of each Offering Period as designated by the Committee.

“Offering or Offering Period” means a period of six (6) months beginning each November 1st and May 1st of each year; provided, that, pursuant to Section 5, the Committee may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods.

“Participant” means an Eligible Employee who is actively participating in the Plan.

“Participating Subsidiaries” means the Subsidiaries that have been designated as eligible to participate in the Plan, and such other Subsidiaries that may be designated by the Committee from time to time in its sole discretion.

37

“Plan” means this PolarityTE, Inc., Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.

“Purchase Date” means the last Trading Day of each Offering Period.

“Purchase Price” means an amount equal to the lesser of (i) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided, that, the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.

“Trading Day” means any day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.

3. Administration. The Plan shall be administered by the Committee which shall have the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to the Plan’s administration and take any other actions necessary or desirable for the administration of the Plan including, without limitation, adopting sub-plans applicable to particular Participating Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan. The decisions of the Committee shall be final and binding on all persons. All expenses of administering the Plan shall be borne by the Company.

4. Eligibility. Unless otherwise determined by the Committee in a manner that is consistent with Section 423 of the Code, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Code.

Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option under the Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

5. Offering Periods. The Plan shall be implemented by a series of Offering Periods, each of which shall be six (6) months in duration, with new Offering Periods commencing on or about November 1 and May 1 of each year (or such other times as determined by the Committee). The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods.

6. Participation.

6.1 Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in the Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company, in accordance with the enrollment procedures established by the Committee. Participation in the Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her pay check in an amount equal to at least 1%, but not more than 15% of his or her Compensation on each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins). Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee, a Participant may not make any separate contributions or payments to the Plan.

38

6.2 Election Changes. During an Offering Period, a Participant may decrease or increase his or her rate of payroll deductions applicable to such Offering Period only once. To make such a change, the Participant must submit a new Enrollment Form authorizing the new rate of payroll deductions at least 15 days before the Purchase Date.

6.3 Automatic Re-enrollment. The deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offering Periods unless the Participant (a) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 6.2, (b) withdraws from the Plan in accordance with Section 10, or (c) terminates employment or otherwise becomes ineligible to participate in the Plan.

7. Grant of Option. On each Offering Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price; provided, however, that in no event shall any Participant purchase more than 5,000 shares of Common Stock during an Offering Period (subject to adjustment in accordance with Section 18 and the limitations set forth in Section 13 of the Plan).

8. Exercise of Option/Purchase of Shares. A Participant’s option to purchase shares of Common Stock will be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant’s notional account. No fractional shares may be purchased, but notional fractional shares of Common Stock will be allocated to the Participant’s ESPP Share Account to be aggregated with other notional fractional shares of Common Stock on future Purchase Dates, subject to earlier withdrawal by the Participant in accordance with Section 10 or termination of employment in accordance with Section 11.

9. Transfer of Shares. As soon as reasonably practicable after each Purchase Date, the Company will arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker and may require that the shares of Common Stock be retained with such Designated Broker for a specified period of time. Participants will not have any voting, dividend or other rights of a shareholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 9.

10. Withdrawal.

10.1 Withdrawal Procedure. A Participant may withdraw from an Offering by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw at least 15 days before the Purchase Date. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly following receipt of the Participant’s Enrollment Form indicating his or her election to withdraw and the Participant’s option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1 of the Plan.

10.2 Effect on Succeeding Offering Periods. A Participant’s election to withdraw from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.

11. Termination of Employment; Change in Employment Status. Upon termination of a Participant’s employment for any reason, including death, disability or retirement, or a change in the Participant’s employment status following which the Participant is no longer an Eligible Employee, which in either case occurs at least thirty days (30) before the Purchase Date, the Participant will be deemed to have withdrawn from the Plan and the payroll deductions in the Participant’s notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant’s death, to the person(s) entitled to such amounts under Section 17, and the Participant’s option shall be automatically terminated. If the Participant’s termination of employment or change in status occurs within thirty (30) days before a Purchase Date, the accumulated payroll deductions shall be used to purchase shares on the Purchase Date.

39

12. Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.

13. Shares Reserved for Plan.

13.1 Number of Shares. A total of 500,000 shares of Common Stock have been reserved as authorized for the grant of options under the Plan. The shares of Common Stock may be newly issued shares, treasury shares or shares acquired on the open market.

13.2 Over-subscribed Offerings. The number of shares of Common Stock that a Participant may purchase in an Offering under the Plan may be reduced if the Offering is over-subscribed. No option granted under the Plan shall permit a Participant to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering would exceed the total number of shares of Common Stock remaining available under the Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

14. Transferability. No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 17 hereof) by the Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.

15. Application of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

16. Statements. Participants will be provided with statements at least annually which shall set forth the contributions made by the Participant to the Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant’s notional account.

17. Designation of Beneficiary. A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant’s ESPP Share Account under the Plan in the event of such Participant’s death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s notional account in the event of the Participant’s death prior to the Purchase Date of an Offering Period.

18. Adjustments Upon Changes in Capitalization; Dissolution or Liquidation; Corporate Transactions.

18.1 Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the Common Stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee will, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each outstanding option under the Plan, and the numerical limits of Section 7 and Section 13.

40

18.2 Dissolution or Liquidation. Unless otherwise determined by the Committee, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new Purchase Date and the Offering Period will end immediately prior to the proposed dissolution or liquidation. The new Purchase Date will be before the date of the Company’s proposed dissolution or liquidation. Before the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

18.3 Corporate Transaction. In the event of a Corporate Transaction, (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue all outstanding options or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for all outstanding options, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue all such options or does not substitute similar rights for such options, then each Participant’s accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant’s notional account (rounded down to the nearest whole share) within ten business days prior to the Corporate Transaction under the outstanding option, and the option will terminate immediately after such purchase.

19. General Provisions.

19.1 Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees who are granted options under the Plan shall have the same rights and privileges.

19.2 No Right to Continued Service. Neither the Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.

19.3 Rights as Shareholder. A Participant will become a shareholder with respect to the shares of Common Stock that are purchased pursuant to options granted under the Plan when the shares are transferred to the Participant’s ESPP Share Account. A Participant will have no rights as a shareholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a shareholder as provided above.

19.4 Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

19.5 Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

19.6 Compliance with Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

19.7 Notice of Disqualifying Dispositions. Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of an option acquired under the Plan, if such disposition or transfer is made within two years after the Offering Date or within one year after the Purchase Date.

19.8 Term of Plan. The Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 19.9, shall have a term of ten years.

19.9 Amendment or Termination. The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason. If the Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 18). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

41

19.10 Applicable Law. The laws of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s conflict of law rules.

19.11 Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

19.12 Section 423. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Any provision of the Plan that is inconsistent with Section 423 of the Code shall be reformed to comply with Section 423 of the Code.

19.13 Withholding. To the extent required by applicable Federal, state or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan.

19.14 Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

19.15 Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

DATE APPROVED BY BOARD OF DIRECTORS:	May 22, 2018

DATE APPROVED BY STOCKHOLDERS:

42

APPENDIX B

POLARITYTE, INC.
Employee Stock Purchase Plan

1. PURPOSE OF PLAN

1.1 The purpose of this 2019 Equity Incentive Plan (this “Plan”) of PolarityTE, Inc., a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain, and reward selected employees and other eligible persons.

2. ELIGIBILITY

2.1 The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation, or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “Participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3. PLAN ADMINISTRATION

3.1 The Administrator. This Plan shall be administered by, and all awards under this Plan shall be authorized by, the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157 of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to determine Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors.

43

3.2 Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a) determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive awards under this Plan;

(b) grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c) approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d) construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend, and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e) cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate, any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f) accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g) adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards, or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Section 4 and Section 8.6, and the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and re-grant, exchange, or other means) of the per share exercise or base price of any stock option or stock appreciation right or other award granted under this Plan, and further provided that any adjustment or change in terms made pursuant to this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;

(h) determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution, acceleration, or succession of awards upon the occurrence of an event of the type described in Section 7;

(j) acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(k) determine the Fair Market Value (as defined in Section 5.5) of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

44

3.3 Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation with respect to any claim, loss, damage, or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4 Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

3.5 Delegation of Non-Discretionary Functions. In addition to the ability to delegate certain grant authority to officers of the Corporation as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4. SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT

4.1 Shares Available. Subject to the provisions of Section 7.1, the capital stock available for issuance under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2 Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan may not exceed 3,000,000 shares of Common Stock (the “Share Limit”). The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3 Awards Settled in Cash, Reissue of Awards and Shares. The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments in accordance with this Section 4.3. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (a) to the extent that an award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the Participant, the shares retained by or returned to the Corporation will not be deemed to have been delivered under the Plan and will be deemed to remain or to become available under this Plan; and (b) shares that are withheld from such an award or separately surrendered by the Participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the Plan.

4.4 Reservation of Shares; No Fractional Shares. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

45

5. AWARDS

5.1 Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination, or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option, which is an option not intended to be an ISO (an “NSO”). The award agreement for an option will indicate if the option is intended as an ISO; otherwise, it will be deemed to be an NSO. The maximum term of each option (ISO or NSO) shall be 10 years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.4.

5.1.2 Additional Rules Applicable to ISOs. To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as NSOs. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3 Stock Appreciation Rights. A stock appreciation right (an “SAR”) is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (b) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable award agreement (the “base price”). The maximum term of an SAR shall be 10 years.

5.1.4 Restricted Shares.

(a) Restrictions. Restricted shares are shares of Common Stock subject to such restrictions on transferability, risk of forfeiture, and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments, or otherwise, as the Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and the applicable award agreement relating to the restricted stock, a Participant granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).

(b) Certificates for Shares. Restricted shares granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing restricted stock are registered in the name of the Participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such restricted stock, that the Corporation retain physical possession of the certificates, and that the Participant deliver a stock power to the Corporation, endorsed in blank, relating to the restricted stock. The Administrator may require that restricted shares are held in escrow until all restrictions lapse

46

(c) Dividends and Splits. As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a Participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under this Plan. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

5.1.5 Restricted Share Units.

(a) Grant of Restricted Share Units. A restricted share unit (an “RSU”) represents the right to receive from the Corporation, on the respective scheduled vesting or payment date for such RSU, one hypothetical Common Stock unit having a value equal to the Fair Market Value of one actual share of Common Stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions, and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan. At the time an award of RSUs is made, the Administrator shall establish a period of time during which the RSUs shall vest and the timing for settlement of the RSUs. Subject to the terms and conditions of the Plan and the applicable award agreement, at the time of settlement of a vested RSU held by a Participant the Corporation may deliver to the Participant one share of Common Stock for such RSU; provided, however, that the Administrator may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only Common Stock for such RSU.

(b) Dividend Equivalent Accounts. Subject to the terms and conditions of the Plan and the applicable award agreement, as well as any procedures established by the Administrator, prior to the expiration of the applicable vesting period of an RSU, the Administrator may determine to pay dividend equivalent rights with respect to an RSU, in which case, the Corporation shall establish an account for the applicable Participant and credit to that account an amount equal to any securities, cash, or other property comprising any dividend or property distribution paid or made by the Corporation with respect to one share of Common Stock. Each amount credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates. The Participant shall have the right to be paid the amounts credited to such account upon vesting of the subject RSU. Amounts credited to a Participant’s account and attributable to any particular RSU shall be distributed in cash or, at the discretion of the Administrator, in shares of Common Stock having a Fair Market Value equal to such amounts to the Participant upon settlement of such RSU, and if such RSU is forfeited, the Participant shall have no right to such amounts.

(c) Rights as a Shareholder. Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable award agreement, each Participant receiving one or more RSUs shall have no rights as a shareholder with respect to such RSUs until such time, if ever, as shares of Common Stock are issued to the Participant for such RSUs. No shares of Common Stock shall be issued at the time an RSU is granted, and the Company will not be required to set aside a fund for the payment of any such award. Except as otherwise provided in the applicable award agreement, shares of Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date. An award agreement may provide that issuance of shares of Common Stock under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.1.6 Cash Awards. The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including, without limitation, discretionary awards, awards based on objective or subjective performance criteria, or awards subject to other vesting criteria). Cash awards shall be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

5.1.7 Other Awards. The other types of awards that may be granted under this Plan include: (a) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to the requirements of Section 5.1.1 and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

47

5.2 Award Agreements. Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the award recipient) to execute any or all award agreements on behalf of the Corporation (electronically or otherwise). The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.3 Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards, or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit Participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares. All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.4 Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, but not limited to, one or a combination of the following methods:

(a) services rendered by the recipient of such award;

(b) cash, check payable to the order of the Corporation, or electronic funds transfer;

(c) notice and third party payment in such manner as may be authorized by the Administrator;

(d) the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;

(e) by a reduction in the number of shares otherwise deliverable pursuant to the award; or

(f) subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In the event that the Administrator allows a Participant to exercise an award by delivering shares of Common Stock previously owned by such Participant, and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the Participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the Participant at least six months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a Participant’s ability to pay the purchase or exercise price of any award by any method other than cash payment to the Corporation.

48

5.5 Definition of Fair Market Value. For purposes of this Plan “Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by the NASDAQ Stock Market or other principal stock exchange on which the Common Stock is then listed for the date in question, or if the Common Stock is no longer listed on a principal stock exchange, then by the Over-the-Counter Bulletin Board or OTC Markets. If the Common Stock is no longer listed on the NASDAQ Capital Market or listed on a principal stock exchange or is no longer actively traded on the Over-the-Counter Bulletin Board or OTC Markets as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

5.6 Transfer Restrictions.

5.6.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.6, by applicable law, and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance, or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the Participant.

5.6.2 Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.6.3 Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.6.1 shall not apply to:

(a) transfers to the Corporation,

(b) the designation of a beneficiary to receive benefits in the event of the Participant’s death or, if the Participant has died, transfers to or exercise by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c) subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d) subject to any applicable limitations on ISOs, if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

(e) the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.7 International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

5.8 Vesting. Subject to Section 5.1.2 hereof, awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant; provided, however, that in the absence of any award vesting periods designated by the Administrator at the time of grant in the applicable award agreement, awards shall vest as to one-third of the total number of shares subject to the award on each of the first, second, and third anniversaries of the date of grant.

49

6. EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1 Termination of Employment

6.1.1 The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, among other things, the cause of termination and type of award. If the Participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award agreement otherwise provides) of whether the Participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.1.2 For awards of stock options or SARs, unless the award agreement provides otherwise, the exercise period of such options or SARs shall expire: (a) three months after the last day that the Participant is employed by or provides services to the Corporation or a Subsidiary, provided, however, that in the event of the Participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR; (b) in the case of a Participant whose termination of employment is due to death or disability (as defined in the applicable award agreement), 12 months after the last day that the Participant is employed by or provides services to the Corporation or a Subsidiary; and (c) immediately upon a Participant’s termination for Cause. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not limited to, the question of whether a leave of absence constitutes a termination of employment and whether a Participant’s termination is for Cause.

If not defined in the applicable award agreement, the term “Cause” shall mean:

(a) conviction of a felony or a crime involving fraud or moral turpitude;

(b) theft, material act of dishonesty or fraud, intentional falsification of any employment or Corporation records, or commission of any criminal act which impairs the Participant’s ability to perform appropriate employment duties for the Corporation;

(c) intentional or reckless conduct or gross negligence materially harmful to the Corporation or the successor to the Corporation after a Change in Control, including without limitation violation of a non-competition or confidentiality agreement;

(d) willful failure to follow lawful instructions of the person or body to which Participant reports; or

(e) gross negligence or willful misconduct in the performance of Participant’s assigned duties.

Unless otherwise defined in the applicable award agreement, Cause does not include mere unsatisfactory performance in the achievement of a Participant’s job objectives.

6.1.3 For awards of restricted shares or RSUs, unless the award agreement provides otherwise, restricted shares or RSUs that are subject to restrictions at the time of termination of a Participant’s employment or service shall be forfeited and reacquired by the Corporation; provided, that the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted shares or RSUs shall be waived, in whole or in part, in the event of terminations resulting from specified causes, and the Administrator may in other cases waive, in whole or in part, the forfeiture of restricted shares or RSUs.

6.2 Events Not Deemed Terminations of Service. Unless the express policy of the Corporation, one of its Subsidiaries, or the Administrator otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave; (b) military leave; or (c) any other leave of absence authorized by the Corporation, one of its Subsidiaries, or the Administrator; provided, that unless re-employment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than three months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the applicable award agreement.

6.3 Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred for each Eligible Person of such Subsidiary who does not continue as an Eligible Person of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

50

7. ADJUSTMENTS; ACCELERATION

7.1 Adjustments. Upon or in contemplation of any (a) reclassification, recapitalization, stock split (including without limitation a stock split in the form of a stock dividend) or reverse stock split (either, a “stock split”); (b) merger, arrangement, combination, consolidation, or other reorganization; (c) spin-off, split-up, or similar extraordinary dividend distribution with respect to Common Stock (whether in the form of securities or property); or (d) exchange of Common Stock or other securities of the Corporation, or any similar, unusual, or extraordinary corporate transaction with respect to Common Stock, the Administrator shall, in such manner, to such extent, and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements), proportionately adjust any or all of the following: (v) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including without limitation the number of shares provided for in this Plan); (w) the number, amount, and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards; (x) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards; (y) the securities, cash, or other property deliverable upon exercise or payment of any outstanding award; and (z) subject to Section 8.8.3(a), the performance standards applicable to any outstanding awards. Any adjustment made pursuant to this Section 7.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code. With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected Participant.

7.2 Change in Control. Upon a Change in Control, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange, or other continuation of the award pursuant to the Change in Control. Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change in Control or upon any other event or other circumstance related to the Change in Control (such as an involuntary termination of employment occurring after such Change in Control), as the Administrator may determine, irrespective of whether any such award has been substituted, assumed, exchanged, or otherwise continued pursuant to the Change in Control.

For purposes of this Plan, a “Change in Control” shall be deemed to have occurred if:

(a) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Corporation, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Corporation or its Subsidiaries, and/or their affiliates;

(b) the Corporation shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries, and/or their affiliates;

(c) the Corporation shall sell substantially all of its assets to another entity that is not wholly owned by the Corporation, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries, and/or their affiliates; or

(d) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Corporation (whether directly, indirectly, beneficially, or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Corporation or its Subsidiaries, and/or their affiliates.

51

For purposes of this Section, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for purposes of this Section, the term “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (i) the Corporation or any of its Subsidiaries; (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its Subsidiaries; (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportion as their ownership of stock of the Corporation.

Notwithstanding the foregoing, (i) the Administrator may waive the requirement described in Section 7.2(d) above that a Person must acquire more than 50% of the outstanding voting securities of the Corporation for a Change in Control to have occurred if the Administrator determines that the percentage acquired by a Person is significant (as determined by the Administrator in its discretion) and that waiving such condition is appropriate in light of all facts and circumstances, and (ii) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a Change in Control unless the Change in Control qualifies as a change in ownership or effective control of the Corporation within the meaning of Section 409A of the Code.

7.3 Early Termination of Awards. Any award that has been accelerated as required or permitted by Section 7.2 upon a Change in Control (or would have been so accelerated but for Section 7.4 or Section 7.5) shall terminate upon such event, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation of such award, and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of accelerated vesting and the impending termination be required, and any acceleration may be made contingent upon the actual occurrence of the event).

The Administrator may make provision for payment in cash or property (or both) with respect to awards that are terminated pursuant to this Section as a result of the Change in Control, and may adopt such valuation methodologies for outstanding awards as it deems reasonable and, in the case of options, SARs, or similar rights, and without limiting other methodologies, may base such settlement solely upon the excess, if any, of the per share amount payable upon or with respect to such event over the exercise or base price of the award.

7.4 Other Acceleration Rules. Any acceleration of awards pursuant to Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to the acceleration does not occur. Notwithstanding any other provision of the Plan to the contrary, the Administrator may override the provisions of Section 7.2, Section 7.3, and/or Section 7.5 by express provision in the award agreement or otherwise. The portion of any ISO accelerated pursuant to Section 7.2 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent that the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as an NSO under the Code.

7.5 Possible Rescission of Acceleration. If the vesting of an award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards; provided, that in the case of any compensation that has been deferred for purposes of Code Section 409A, the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Code Section 409A.

52

8. OTHER PROVISIONS

8.1 Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, and the offer, issuance, and delivery of shares of Common Stock, the acceptance of promissory notes, and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules, and regulations (including, but not limited to, state and federal securities law federal margin requirements) and to such approvals by any applicable stock exchange listing, regulatory authority, or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2 Future Awards/Other Rights. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3 No Employment/Service Contract. Nothing contained in this Plan or in any other documents under this Plan or in any award shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, or interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund, or deposit shall be made to assure payment of such awards. No Participant, beneficiary, or other person shall have any right, title, or interest in any fund or in any specific asset (including without limitation shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan or of any related documents, nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan, shall create or be construed to create a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any Participant, beneficiary, or other person. To the extent that a Participant, beneficiary, or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5 Tax Withholding. Upon any exercise, vesting, or payment of any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a) require the Participant (or the Participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award, event, or payment; or

(b) deduct from any amount otherwise payable in cash to the Participant (or the Participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting, or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

53

8.6 Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date and Termination. This Plan was approved by the Board and became effective on the date approved by the stockholders of the Company. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the 10-year anniversary of the date the Plan is first approved by the stockholders. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including without limitation the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify, or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval. To the extent then required by applicable law or any applicable stock exchange or required under Sections 422, or 424 of the Code to preserve the intended tax consequences of this Plan, or to the extent deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to stockholder approval.

8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to Participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a Participant, and, subject to the requirements of Section 3.2 and Section 8.6.5, may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards. No amendment, suspension, or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such amendment, suspension, termination, or change. Changes, settlements, and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7 Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8 Governing Law; Construction; Severability.

8.8.1 Choice of Law. This Plan, the awards, all documents evidencing awards, and all other related documents shall be governed by and construed in accordance with the laws of the State of Delaware, except to the extent that such laws are preempted by federal law.

8.8.2 Severability. If a court of competent jurisdiction holds any provision of this Plan invalid or unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a) Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Exchange Act Section 16 consequences of awards or events under awards if an award or event does not so qualify.

54

(b) Code Section 409A Compliance. The Board intends that, except as may be otherwise determined by the Administrator, any awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant’s award to become subject to Code Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement, acceleration, adjustment, payment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the consent of or notice to the Participant. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Code Section 409A, and neither the Company nor the Administrator will have any liability to any Participant for such tax or penalty.

(c) No Guarantee of Favorable Tax Treatment. Although the Company intends that awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, or foreign law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any award under the Plan.

8.9 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock, or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons with respect to the Corporation or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger, or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

8.11 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12 No Corporate Action Restriction. The existence of this Plan and the award agreements and the awards granted hereunder shall not limit, affect, or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization, or other change in the capital structure or business of the Corporation or any Subsidiary; (b) any merger, arrangement, business combination, amalgamation, consolidation, or change in the ownership of the Corporation or any Subsidiary; (c) any issue of bonds, debentures, capital, or preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary; (d) any dissolution or liquidation of the Corporation or any Subsidiary; (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary; and/or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary, or any other person shall have any claim under this Plan or under any award or award agreement against any member of the Board or the Administrator, or against the Corporation, any Subsidiary, or any employees, officers, or agents of the Corporation or any Subsidiary, as a result of any such action.

55

8.13 Other Corporation Benefit and Compensation Programs. Payments and other benefits received by a Participant under an award made pursuant to this Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to, or in payment of grants, awards, or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14 Prohibition on Repricing. Subject to Section 4, the Administrator shall not, without the approval of the stockholders of the Corporation, (a) reduce the exercise price or cancel and reissue options so as to in effect reduce the exercise price, or (b) change the manner of determining the exercise price so that the exercise price is less than the Fair Market Value per share of Common Stock.

Adopted by the Board of Directors of PolarityTE, Inc. on August 7, 2018.

Adopted by the Stockholders of PolarityTE, Inc. on [INSERT ADOPTION DATE].

56

Form of Proxy

POLARITYTE, INC.

VOTE BY INTERNET - proxyvote.equitystock.com

Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on September 19, 2018. Have your proxy card in hand when you access th website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX

Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services.

CONTROL#

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

90.00 SHARES

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PROXY

POLARITYTE, INC

BOARD OF DIRECTORS

This Proxy is solicited on behalf of the Board of Directors of PolarityTE, Inc.

The undersigned hereby appoints Denver Lough and Edward Swanson, and each of them, the true and lawful proxies of the undersigned, with full power of substitution, to vote all shares of the common stock, $0.001 par value per share, of POLARITYTE, INC., which the undersigned is entitled to vote at the annual meeting of stockholders of POLARITYTE, INC., to be held at 2:00 p.m. (MDT) on September 20, 2018 at the law offices of Parsons Behle & Latimer, 201 South Main Street, Suite 1800, Salt Lake City, Utah 84111, and any and all adjournments or postponements thereof (the "Meeting"), on the proposals set forth below and any other matters properly brought before the Meeting.

Unless a contrary direction is indicated, this Proxy will be voted "FOR" all nominees listed in Proposal No. 1; "FOR" approval of Proposal No. 2, "FOR" approval of Proposal No. 3, "FOR" approval of Proposal No. 4, and "FOR" approval of Proposal No. 5. If specific instructions are indicated, this Proxy will be voted in accordance therewith. All Proxies to be voted at said Meeting heretofore earlier given by the undersigned are hereby revoked.

The Board of Directors recommends a vote "FOR" All persons in Proposal 1 and "FOR" Proposals 2 through 5. If any other business is presented at the Meeting, this proxy shall be voted in accordance with the judgment of the persons named as proxies herein.

CONTROL#

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. Election of Class I Directors

Nominees:	For	Withhold
1a. Jeff Dyer	☐	☐
1b. Jon Mogford	☐	☐

	For	Against	Abstain
2. Advisory vote on the compensation of the Company's named executive officers.	☐	☐	☐
3. To approve the Company's 2019 Employee Stock Purchase Plan.	☐	☐	☐
4. To approve the Company's 2019 Equity Incentive Plan.	☐	☐	☐
5. The ratification of the appointment of EisnerAmper LLP to serve as the Company's as the independent registered public accounting firm for fiscal year ending October 31, 2018.	☐	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

90.00 SHARES